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INVESTMENT MANAGEMENT

MFS(R)/
FOREIGN &
COLONIAL
INTERNATIONAL
FUNDS

[Graphic Omitted]

MFS(R)/                                  Semiannual Report
Foreign & Colonial                       November 30, 1996
Emerging Markets
Equity Fund

MFS(R)/
Foreign & Colonial
International Growth
and Income Fund

MFS(R)/
Foreign & Colonial
International
Growth Fund

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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1

MFS/Foreign & Colonial International Funds Overview .......................  2

Investment Strategies .....................................................  4

Objectives and Policies ................................................... 12

EMERGING MARKETS EQUITY FUND
    PERFORMANCE SUMMARY ................................................... 13
    PORTFOLIO CONCENTRATION ............................................... 14
    FUND FACTS ............................................................ 14
    PORTFOLIO OF INVESTMENTS .............................................. 15

INTERNATIONAL GROWTH AND INCOME FUND
    PERFORMANCE SUMMARY ................................................... 18
    PORTFOLIO CONCENTRATION ............................................... 19
    FUND FACTS ............................................................ 19
    PORTFOLIO OF INVESTMENTS .............................................. 20

INTERNATIONAL GROWTH FUND
    PERFORMANCE SUMMARY ................................................... 23
    PORTFOLIO CONCENTRATION ............................................... 24
    FUND FACTS ............................................................ 24
    PORTFOLIO OF INVESTMENTS .............................................. 25

Financial Statements ...................................................... 31

Notes to Financial Statements ............................................. 37

Report of Independent Auditors ............................................ 44

Trustees and Officers ..................................................... 45

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  HIGHLIGHTS

o THE SIX MONTHS ENDED NOVEMBER 30, 1996 WERE A FAVORABLE PERIOD FOR WORLD FINANCIAL MARKETS, AS IT BECAME CLEAR THAT THE OUTLOOK FOR GLOBAL INFLATION AND INTEREST RATES REMAINED BENIGN.

o WHILE EMERGING MARKETS GENERALLY MADE LITTLE PROGRESS OVER THE PERIOD AS INTERNATIONAL INVESTORS FOCUSED ON MORE DEVELOPED MARKETS, WE BELIEVE EMERGING MARKETS WILL PERFORM BETTER IN 1997, SUPPORTED BY POSITIVE GLOBAL LIQUIDITY AND ATTRACTIVE VALUATIONS.

o THE EUROPEAN MARKETS HAVE PERFORMED EXTREMELY WELL IN LOCAL CURRENCY TERMS, ALTHOUGH THE STRENGTH OF THE DOLLAR TOOK AWAY SOME OF THESE GAINS. IN GERMANY, AND INDEED THROUGHOUT EUROPE, AN IMPORTANT THEME HAS BEEN THE INCREASING FOCUS ON SHAREHOLDER VALUE.

o ALTHOUGH EXPECTATIONS OF AN ECONOMIC RECOVERY IN JAPAN WERE DAMPENED DURING THE SUMMER MONTHS, LEADING TO DISAPPOINTING RETURNS IN JAPANESE EQUITIES, ITS ECONOMY APPEARS TO BE RECOVERING SLOWLY AND THERE ARE EARLY SIGNS OF A PICKUP IN CONSUMER DEMAND.

o AS OF NOVEMBER 30, 1996, ASSETS IN THE THREE MFS/F&C FUNDS, WHICH COMMENCED OPERATIONS IN OCTOBER 1995, EXCEEDED $185 MILLION.
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LETTER FROM THE CHAIRMAN

[Photo of A. Keith Brodkin]

Dear Shareholders:
We are pleased to report that, after just over a year of operation, the MFS/Foreign & Colonial (F&C) International Funds are seeing a steady growth of assets, while benefiting from a renewed interest among investors in international securities markets.

    From the commencement of operations on October 24, 1995 through November 30, 1996, assets in the three Funds have reached over $185 million. We believe this growth is partly a reflection of a larger trend among investors toward international funds. According to Strategic Insight, an independent firm that monitors flows of money into mutual funds, 20% of total equity sales were captured by international funds in the first nine months of 1996 -- in spite of lower relative returns on international stock markets. Thus, it appears that while U.S. stock markets have enjoyed very impressive growth over the past couple of years, more U.S. investors are looking for opportunities to bring international diversification to their portfolios, giving themselves some measure of protection against a downturn in one part of the world while providing exposure to a variety of other dynamic and growing markets.

    Since our last report to shareholders, Foreign & Colonial has acquired the investment management arm of ESN Pension Management Group Ltd., which manages a substantial portion of the assets of the British Electricity Supply Scheme. The newly combined group will have assets under management of approximately $45 billion with over 350 employees, including 96 investment professionals. This will more than double F&C's funds under management, make F&C one of Britain's largest pension fund managers, and provide more investment expertise and analysis to the MFS/F&C Funds.

    Also, for people using annuities for their long-term, tax-deferred retirement investing, 3 series of the MFS/Sun Life Series Trust, MFS/F&C Emerging Markets Equity Series, MFS/F&C International Growth Series, and MFS/F&C Growth and Income Series are now available through the MFS Regatta Gold annuity.

    This semiannual report to shareholders covers the three MFS/F&C Mutual Funds mentioned above. Each of these Funds has varying objectives, which are outlined on page 12 of this report.

    We appreciate your support and welcome any questions or comments you may have.

    Respectfully,

/s/ A. Keith Brodkin

    A. Keith Brodkin
    Chairman and President

    December 12, 1996


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MFS/FOREIGN & COLONIAL INTERNATIONAL FUNDS OVERVIEW

[Photo of Tony Thomson]
     Tony Thomson

The period from June 1, 1996 to November 30, 1996 was favorable for financial markets, as it became clear that the outlook for global inflation and hence for interest rates remained benign. Many bullish commentators proclaimed that the business cycle in the United States had ended and that, led by the United States, the world was in a new deflationary era in which demographics, technological revolution, and intense global competition would permit a prolonged period of gentle, positive growth and easy liquidity. Implicitly, this would cause further declines in real (inflation-adjusted) interest rates and thus boost equities.

    Other commentators continued to believe that the good times would end, though several of the most prominent bears have had to push the day of reckoning further into the future.

    Our view remains: The business cycle is not over. The United Kingdom, for example, has always been a good lead indicator of global inflationary trends. United Kingdom house prices are starting to increase, and there are signs of both a surge in consumer confidence and above-trend economic growth. Globally, we believe monetary conditions are likely to tighten somewhat as 1997 progresses, and this may result in stock and bond markets moving sideways. However, in our view, the United States in particular is overdue for a stock market correction.

    The past six months were a reasonably good time to be an international investor, although dollar strength took away some of the local currency gains. Bond markets continued to support equity markets, with the J.P. Morgan World Government Index rising 7.6% in U.S. dollar terms. Among equity markets, the United Kingdom performed strongly, with the Financial Times Stock Exchange Index (FTSE 100, an unmanaged index of the 100 most highly capitalized companies traded on the London Stock Exchange) rising 17.4% in U.S. dollar terms. This was due mostly to the strength of the British pound, which gained 7.8% versus the dollar. (The dollar in turn appreciated 5.3% versus the Japanese yen and 1% against the German mark.) In dollar terms, the Japanese Nikkei Index actually fell 9.1%, but the German DAX rose 11.2% and the French CAC rose 8.8%. The above indices are all unmanaged and offer no guarantees of how an individual's future investments will fare and while investing in foreign and emerging market securities may provide greater returns, it also involves greater risk than investing in the United States.

    The MFS/F&C International Growth Fund underperformed during this period. It was hurt partially by the strength of the dollar and partially by being somewhat overweighted in Japan, in particular in smaller companies. The Japanese recovery is in place but is not proceeding in a straight line. This has had a negative impact on smaller companies, which are chiefly exposed to the domestic economy and do not benefit from yen weakness. While this has not been the best of years for emerging markets, we remain committed to emerging market investing and will retain our position in these markets.

    The MFS/F&C International Growth and Income Fund also lagged, although we point out that we believe this Fund, with its significant bond component, could offer some protection should equity markets correct.

    Respectfully,

/s/ Tony Thomson

    Tony Thomson
    Chief Investment Officer
    Foreign & Colonial Management Ltd.

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INVESTMENT STRATEGIES
MFS/F&C EMERGING MARKETS EQUITY FUND

[Photo of Arnab Kumar Banerji]
     Arnab Kumar Banerji

For the period June 1, 1996 through November 30, 1996, Class A shares of the Fund provided a total return of -3.57%, while Class B and Class C shares returned -3.83% and -4.06%, respectively. These returns assume the reinvestment of distributions but exclude the effects of any sales charges, and they compare to a -1.93% return for the Lipper Emerging Markets Funds Index (the Lipper Index) and a -2.96% return for the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index. The Lipper Mutual Fund indices are unmanaged indices of the largest qualifying mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gain distributions and income dividends, while the MSCI EMF Index is a broad, unmanaged, market-capitalization-weighted index of equities in 26 emerging markets. It is not possible to invest in an index. Emerging markets have generally made little progress over the period as international investors have preferred to concentrate their attention on more developed markets, which have continued to perform well. The Fund slightly underperformed the MSCI EMF Index, due to above-index weightings in India, Pakistan, Colombia, Peru, and China and lower weightings in Hong Kong and the Philippines.

    The Fund remains very well diversified at the country level, with major industry weightings in telecommunications, banking, electric utilities, food and beverages, and oil and gas. The largest country weightings are Brazil, Mexico, India, Malaysia, and Hong Kong. Within Asia, we have continued to build positions in China and Hong Kong, which we believe will be re- rated upward as the handover approaches in mid-1997. We also remain positive on India (which has been a disappointing performer over the past six months) due to improving liquidity and falling real interest rates. The small position we currently have in Pakistan has not, as yet, performed well due to political instability in the country, but we are hopeful of an improvement in the situation in the next 12 months in what remains, in our view, the cheapest market in Asia.

    Our largest position in Latin America remains Brazil. Interest rates have been steadily easing and reforms continue, while the stock market has continued to perform well. We also remain positive on the smaller Latin American markets of Colombia and Peru. In Colombia, political worries have continued to overshadow exceptional valuation levels. In Peru, the medium-term outlook remains positive despite short-term political concerns and economic weakness.

    In other emerging markets, Poland and Russia remain attractive. The Polish economy is growing strongly, led by exporters. Even though it has been one of the best-performing markets in the world in 1996, shares of single-digit price-earnings multiples are still available. In Russia, despite the apparent political risks, economic liberalization is expected to continue and valuations remain compelling in comparison with Western companies. Exposure to Hungary has been eliminated, while the South Africa weighting has been reduced significantly. In the former, valuations are no longer attractive following a near doubling of the market in 1996, while in the latter, a poor economic outlook and political instability are likely to continue. Two markets where we have increased positions are Morocco and Egypt. In the former, we believe a healthy economy, continued liberalization, and better stock market liquidity are likely to lead to a further upward re- rating of the market. In the latter, the privatization program has accelerated and dividend yields on many companies are now higher than inflation.

    Overall, we believe that, after three mediocre years, emerging markets will perform much better in 1997. Global liquidity remains positive, valuations are attractive, and institutions are likely to re-direct cash flow to areas of the world which continue to offer exceptional medium-term opportunities.

    Respectfully,

/s/ Arnab Kumar Banerji

    Arnab Kumar Banerji
    Portfolio Manager

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  PORTFOLIO MANAGER'S PROFILE

  ARNAB KUMAR BANERJI IS CHIEF INVESTMENT OFFICER OF FOREIGN & COLONIAL EMERGING MARKETS LTD. DR. BANERJI EARNED DEGREES IN PHYSIOLOGY AND MEDICINE FROM OXFORD UNIVERSITY BEFORE ENTERING THE INVESTMENT MANAGEMENT BUSINESS WITH J. HENRY SCHRODER WAGG IN LONDON. HE LEFT THAT FIRM TO BECOME A RESEARCH ANALYST AND LATER DIRECTOR OF NOMURA SECURITIES. HE JOINED CITIBANK INITIALLY AS HEAD OF EQUITY RESEARCH AT CITIBANK SCRIMGEOUR VICKERS BEFORE MOVING TO CITIBANK GLOBAL ASSET MANAGEMENT TO SET UP THEIR EMERGING MARKETS OPERATION, WHICH HE HEADED UNTIL 1993, WHEN HE JOINED FOREIGN & COLONIAL.
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INVESTMENT STRATEGIES - continued
MFS/F&C INTERNATIONAL GROWTH AND INCOME FUND

[Photo of Atul Patel]
      Atul Patel

[Photo of Richard O. Hawkins]
    Richard O. Hawkins

For the period June 1, 1996 through November 30, 1996, Class A shares of the Fund provided a total return of 1.56%, while Class B and Class C shares returned 1.32% and 1.31%, respectively. These returns assume the reinvestment of distributions but exclude the effects of any sales charges, and they compare to a 5.31% return for the Lipper International Funds Index, and a 3.98% return for a blend (70% and 30%) of the unmanaged MSCI EAFE Index and the J.P. Morgan Global Bond Index. The EAFE Index is an unmanaged index of international stocks, while the Morgan Index is an unmanaged index of bonds issued from 13 countries with remaining maturities of at least one year.

    With the exception of Japanese equities, all international bond and equity markets posted healthy positive returns over the period. Evidence of a moderation in economic growth in seven of the largest industrial countries (the
G7), excluding the United Kingdom, has provided support for declining bond yields as inflationary fears have subsided. However, we have held about 20% of the Fund in international bonds and plan to maintain this exposure going forward.

    Hopes for a robust economic recovery in Japan were severely dampened in the summer months, and this led to disappointing performance for Japanese equities. The economy is recovering, albeit modestly, and there are signs of a pickup in consumer demand in the automobile and housing sectors. Japan remains our most favored equity market as we believe it is at an early stage of its business cycle and that earnings are likely to rebound strongly in the next year.

    Hong Kong was one of the best-performing equity markets over the period and the exposure to the property sector, namely Wharf, Cheung Kong, and New World Developments, helped performance. Although there were concerns over economic growth for the Far East region, we believe that growth will still remain high in relative terms and that the region will benefit from improving fundamentals in both Japan and China. We will maintain our exposure to the Far East.

    The United Kingdom has also performed well, up over 17% in dollar terms, largely as a result of sterling strength in the past two months. In local currency terms, the equity market was up over 5%. We were underweighted in financial services, pharmaceuticals, and oils, which led the market, but were overweighted in gas distributions with British Gas, which recovered strongly during the period as many regulatory concerns were dissipated. The economy is growing strongly and the United Kingdom is the only G7 economy where interest rates have risen recently. Interest rates are expected to rise further, although we do not believe this should prevent the equity market from making further progress because we believe higher rates are reflected in the earnings. However, with an election required in the first half of 1997, the market is likely to experience increased volatility.

    The European markets have performed extremely well in local currency terms, with much of the returns, however, diluted by dollar strength. The portfolio has benefited from chemical companies such as Bayer, and engineering stocks such as Mannesmann. The small European markets, such as Sweden and the Netherlands, which are dominated by large international companies, were both up over 17% in local currency terms and were among the best performers. This emphasized the attraction of global companies with international earnings which are well placed in an increasingly competitive world environment. Domestic demand in Europe has not picked up because the economies are adjusting to the Maastricht criteria for convergence, which will ensure that interest rates remain low and supportive for equities. We will maintain an underweighted exposure because we believe the markets have been overly optimistic about the EMU (European Monetary Union) and convergence.

    The fixed-income portion of the Fund reflects our expectations of stronger growth in Europe and Japan in 1997, as well as a continuation of the current U.S. expansion, which implies some upward pressure on interest rates next year. Conversely, low inflation and excess industrial capacity probably suggest that any rise in rates may be muted. Meanwhile, the bond market recovery of the second half of 1996 has reduced the cushion, or risk premium, in bond valuations from their mid-year levels. In Japan, for example, the market is no longer pricing in any rise in official rates over the next couple of years. While we see little chance of a rate rise over the next several months, the optimistic scenario held by market participants leaves little room for error. Likewise, the U.S. bond market reflects a positive scenario of moderate growth, low inflation, and possible budget reform. Any further price gains would appear to require a significant slowdown in U.S. economic growth, which we deem unlikely given the strong income growth of households. Our strategy, therefore, emphasizes markets like Australia and Canada, where fundamental trends remain more favorable. Within Europe, we remain optimistic about currency union, which favors markets like Ireland. Less likely participants in monetary union, such as Spain and Italy, still offer opportunities for further gains, but a degree of caution seems appropriate.

    Respectfully,

/s/ Tony Thomson            /s/ Atul Patel           /s/ Richard O. Hawkins

    Tony Thomson                Atul Patel               Richard O. Hawkins
    Portfolio Manager           Portfolio Manager        Portfolio Manager

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INVESTMENT STRATEGIES - continued
MFS/F&C INTERNATIONAL GROWTH AND INCOME FUND

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PORTFOLIO MANAGERS' PROFILES

TONY THOMSON IS CHIEF INVESTMENT OFFICER OF FOREIGN & COLONIAL MANAGEMENT
LTD. HE JOINED FOREIGN & COLONIAL IN 1994 FROM BANKERS TRUST INVESTMENT MANAGEMENT IN LONDON, WHERE HE HAD BEEN CHIEF INTERNATIONAL OFFICER. PRIOR TO BANKERS TRUST, HE HAD BEEN INTERNATIONAL DIRECTOR WITH GARTMORE INVESTMENT MANAGEMENT, DIRECTOR OF EQUITIES WITH POSTHORN ASSET MANAGEMENT, AND VICE PRESIDENT/ PORTFOLIO MANAGER WITH MORGAN GUARANTY. MR. THOMSON IS A GRADUATE OF YALE UNIVERSITY AND HAS A MASTER'S DEGREE FROM OXFORD UNIVERSITY. HE IS ALSO A GRADUATE OF THE STANFORD UNIVERSITY GRADUATE SCHOOL OF BUSINESS ADMINISTRATION AND IS A CHARTERED FINANCIAL ANALYST.

    ATUL PATEL IS DIRECTOR AND GLOBAL FUNDS MANAGER OF FOREIGN & COLONIAL MANAGEMENT LTD. MR. PATEL JOINED FOREIGN & COLONIAL IN 1994 FROM BANKERS TRUST INVESTMENT MANAGEMENT IN LONDON, WHERE HE HAD BEEN INVESTMENT MANAGER FOR INTERNATIONAL EQUITIES. PRIOR TO BANKERS TRUST, HE HAD BEEN GLOBAL FUND MANAGER WITH GARTMORE INVESTMENT MANAGEMENT. MR. PATEL IS A GRADUATE OF BRUNEL UNIVERSITY AND HAS A MASTERS OF BUSINESS ADMINISTRATION FROM THE WARWICK BUSINESS SCHOOL.

    RICHARD HAWKINS JOINED MFS IN 1988 AS ASSISTANT VICE PRESIDENT - INVESTMENTS. A GRADUATE OF BROWN UNIVERSITY AND THE UNIVERSITY OF PENNSYLVANIA'S WHARTON GRADUATE SCHOOL OF BUSINESS ADMINISTRATION, HE WAS NAMED VICE PRESIDENT
- INVESTMENTS IN 1991 AND SENIOR VICE PRESIDENT IN 1993. ON JANUARY 1, 1996, MR. HAWKINS BECAME DIRECTOR OF THE INTERNATIONAL FIXED INCOME DEPARTMENT OF MFS.
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INVESTMENT STRATEGIES - continued
MFS/F&C INTERNATIONAL GROWTH FUND

[Photo of Ian K. Wright]
     Ian K. Wright

[Photo of June Scott]
      June Scott

For the period June 1, 1996 through November 30, 1996, Class A shares of the Fund provided a total return of -3.35%, while Class B and Class C shares returned -3.66% and -3.77%, respectively. These returns assume the reinvestment of distributions but exclude the effects of any sales charges, and they compare to a 5.31% return for the Lipper International Funds Index, and a 3.98% return for the unmanaged MSCI EAFE Index.

    Emerging markets made little progress during the period as international investors preferred to focus on the more developed markets. We plan to maintain the Fund's 20% exposure to emerging markets because performance is expected to improve in 1997 as relative valuations become increasingly attractive. With the exception of Japanese equities, international equity markets posted healthy positive returns over the period. Evidence of a moderate deceleration in economic growth in the G7 economies, excluding the United Kingdom, has caused inflationary fears to subside. However, we believe the downward trend in interest rates is nearing its end and that there is a risk interest rates could rise in 1997 as economic growth gains momentum. After a good first quarter in 1996, smaller companies underperformed blue-chip companies in most markets. We continue to believe that, with careful stock selection, this asset class provides excellent opportunities for growth.

    Expectations of a robust economic recovery in Japan were severely dampened in the summer months, leading to disappointing returns in Japanese equities. This poor performance was compounded by the weakening of the currency. However, the economy is recovering slowly, and there are early signs of a pickup in consumer demand. Looking forward, Japan remains our most favored equity market. In our view, the economy is at an early stage in its business cycle, and earnings are likely to rebound strongly in the next year as economic growth accelerates.

    Hong Kong was one of the best-performing equity markets over the period, and the Fund's exposure to the property sector through stocks such as Wharf, Cheung Kong, and New World Developments was particularly beneficial, with all three outperforming the local market. Although there have been some concerns over economic growth in the Far East, we believe that the region will benefit from improving fundamentals in both Japan and China. Hong Kong could see a considerable upward re-rating as concerns regarding the handover to China in 1997 subside.

    The U.K. equity market has performed well, helped by recent sterling strength, and is up over 17% in U.S. dollar terms and over 5% in local terms. The U.K. economy is growing strongly, and this is the only G7 economy where interest rates have risen recently. The equity market should make further progress in the earnings-driven phase of the cycle, although the imminent general election is likely to result in increased volatility. The Fund was overweighted in the gas distribution sector, having bought into British Gas, which recovered strongly as regulatory concerns faded. One of the Fund's recent U.K. blue-chip stock purchases which we expect to outperform is W.H. Smith. This company has a presence in most high-traffic streets and sells books, magazines, cards, and general stationery. Following a long period of underperformance, the company has installed a new management team, sold off the non- core office supplies division, Nice Day, and the poorly performing do-it-yourself company, Do it All, and is working to raise margins which are currently well below the average for other comparable retailers.

    The European markets have performed extremely well in local terms, with much of the returns, however, diluted by dollar strength. In Germany, and indeed throughout Europe, an important theme has been the increasing focus on shareholder value. Shares in the German chemicals company Bayer have performed well as the company has begun to focus on value added and improving shareholder returns. Although Bayer is undertaking this task in a fairly low-key way compared with other German companies such as Hoechst, the company has begun to focus on core businesses, disposing of those that do not fit its overall strategy. The smaller European markets of Sweden and the Netherlands were both up over 17% in local terms and were among the best performers. These markets are dominated by large international companies which are well placed to succeed in an increasingly competitive global environment. Domestic demand in Europe has been sluggish and its economies are still struggling to gain momentum. Tight fiscal policies are being maintained to meet the Maastricht criteria for convergence. This will help ensure that interest rates remain low, which will continue to support equity prices. We will maintain a small underweighted position in Europe because we believe these markets have been overly optimistic regarding the EMU and convergence and that there is a significant risk of disappointment.

    In the small-cap section, the Fund's largest position is in Japan. Continuing deregulation in the financial services sector has benefited stocks such as Diamond Computer. This company provides data outsourcing services to its parent, Mitsubishi Bank of Tokyo, formed from the merger of Mitsubishi Bank and Bank of Tokyo. Diamond Computer has benefited from a cost-cutting drive and the focus on core competencies following the merger. The company has invested in a new data center, and earnings are expected to accelerate in the next fiscal year as the benefits of this investment feed through.

    In the U.K. small-companies portion of the Fund, the focus continues to be on market leaders. Wardle Storeys is a world leader in the manufacture of parachutes and ejection seats for the defense industry and is expected to bid for the contract to produce the U.S. Army's new standard parachute. Serco is a facilities management group that has expanded rapidly, with contracts that range from prisons to airports and railways in Europe, Australia, and the Far East. We believe the company is well positioned to benefit from the increasing trend toward outsourcing as companies focus on core competencies and areas of their business where they add the most value.

    Guilbert, France's leading contract stationer, has performed well over the past year. The company has benefited from rising margins following a fall in paper prices. Longer-term earnings prospects have been enhanced by the success of several acquisitions which the company has used to expand into additional markets.

    Respectfully,

/s/ Atul Patel              /s/ June Scott           /s/ Ian K. Wright

    Atul Patel                  June Scott               Ian K. Wright
    Portfolio Manager           Portfolio Manager        Portfolio Manager


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INVESTMENT STRATEGIES - continued
MFS/F&C INTERNATIONAL GROWTH FUND

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PORTFOLIO MANAGERS' PROFILES

JUNE SCOTT IS A GLOBAL FUNDS MANAGER OF FOREIGN & COLONIAL MANAGEMENT LTD. A GRADUATE OF LONDON GUILDHALL UNIVERSITY, MS. SCOTT JOINED FOREIGN & COLONIAL IN 1995 AFTER COMPLETING HER MASTERS OF BUSINESS ADMINISTRATION (M.B.A.) AT THE LONDON BUSINESS SCHOOL. BEFORE COMPLETING HER M.B.A., MS. SCOTT WORKED AS A QUANTITATIVE PORTFOLIO ANALYST IN THE EQUITY RESEARCH GROUP AT J.P. MORGAN INVESTMENT MANAGMENT IN LONDON.

    IAN K. WRIGHT IS A DIRECTOR OF FOREIGN & COLONIAL MANAGEMENT LTD. MR. WRIGHT JOINED FOREIGN & COLONIAL IN 1981 FROM STOCKBROKERS BUCKMASTER & MOORE, WHERE HE WAS MANAGER OF PENSION FUNDS AND CHARITIES. MR. WRIGHT HEADS UP FOREIGN & COLONIAL'S JAPANESE EQUITY INVESTMENT TEAM AND IS THE MANAGER OF FOREIGN & COLONIAL PACIFIC INVESTMENT TRUST. HE IS A GRADUATE OF THE UNIVERSITY OF SOUTHAMPTON AND IS AN ASSOCIATE OF THE INSTITUTE OF ACTUARIES.
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OBJECTIVES AND POLICIES

MFS/F&C Emerging Markets Equity Fund

The Fund seeks capital appreciation by investing primarily in companies whose principal activities are located in emerging market countries. The Fund also has the ability to invest up to 35% of assets in lower-rated or unrated fixed-income securities. The Fund's exposure to emerging markets is highly diversified across countries and regions in order to seek to capture the long-term returns from emerging market equities without allowing specific countries to dominate the portfolio. Markets are selected on a top-down basis using a core and satellite approach, while stocks are selected after fundamental research and on a basis of seeking growth at the right price.

MFS/F&C International Growth and Income Fund

The Fund seeks capital appreciation and current income by investing primarily in companies and issuers whose principal activities are located outside the United States. It seeks to capture this above-average growth potential by investing in a combination of foreign blue- chip and growth stocks and foreign fixed-income instruments. In addition, up to 10% of assets may be invested in emerging market securities. The Fund defines foreign blue-chip stocks as companies having a market capitalization of more than $1 billion. The Fund may allocate up to 50% of net assets to foreign government and corporate fixed-income securities, although no more than 25% of net assets will be invested in below-investment-grade instruments. The Fund places emphasis on country allocation based on relative economic, political, and market factors supplemented by fundamental research on stocks. Characteristics such as strong management, dominant market position, and above-average earnings growth are considered when looking for valuations which may be depressed.

MFS/F&C International Growth Fund

The Fund seeks capital appreciation through investing, under normal market conditions, at least 65% of its total assets in companies whose principal activities are located outside the United States and which offer above-average growth potential over the long term. The Fund seeks to capture this above-average growth by investing in a combination of asset classes encompassing foreign small-cap stocks, foreign blue-chip stocks, and emerging market securities. The Fund places emphasis on country allocation based on relative economic, political, and market factors supplemented by fundamental research on stocks. Characteristics such as strong management, dominant market position, and above-average earnings growth are considered when looking for valuations which may be depressed.

PERFORMANCE SUMMARY

Because mutual funds like MFS/F&C Emerging Markets Equity Fund are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for Class A, Class B, and Class C shares for the applicable time periods.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN

Class A Investment Results
(net asset value change including reinvested distributions)
                                       6 Months     1 Year       Life of Fund*
------------------------------------------------------------------------------
Cumulative Total Return                - 3.57%      + 6.45%      + 6.30%
------------------------------------------------------------------------------
Average Annual Total Return                --       + 6.45%      + 5.69%
------------------------------------------------------------------------------
SEC Results                                --       + 1.37%      + 1.12%
------------------------------------------------------------------------------

Class B Investment Results
(net asset value change including reinvested distributions)
                                       6 Months     1 Year       Life of Fund*
------------------------------------------------------------------------------
Cumulative Total Return                - 3.83%      + 5.86%      + 5.65%
------------------------------------------------------------------------------
Average Annual Total Return                --       + 5.86%      + 5.10%
------------------------------------------------------------------------------
SEC Results                                --       + 1.86%      + 1.49%
------------------------------------------------------------------------------

Class C Investment Results
(net asset value change including reinvested distributions)
                                       6 Months     1 Year       Life of Fund*
------------------------------------------------------------------------------
Cumulative Total Return                - 4.06%      + 5.91%      + 5.77%
------------------------------------------------------------------------------
Average Annual Total Return                --       + 5.91%      + 5.21%
------------------------------------------------------------------------------
SEC Results                                --       + 4.91%      + 5.21%
------------------------------------------------------------------------------
*Commencement of investment operations, October 24, 1995.

All results represent past performance and are not necessarily an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class A SEC results include the maximum 4.75% sales charge. Class B SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. Class C shares are subject to a 1% CDSC if redeemed within 12 months of purchase.

Class C share performance includes the performance of the Fund's Class A shares for periods prior to the commencement of offering of Class C shares on June 27, 1996. Sales charges and operating expenses for Class A and Class C shares differ. The Class A share performance, which is included within the Class C share SEC performance, has been adjusted to reflect the CDSC generally applicable to Class C shares rather than the initial sales charge generally applicable to Class A shares. Class C share performance has not been adjusted, however, to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.

Fund results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF NOVEMBER 30, 1996
MFS/F&C EMERGING MARKETS EQUITY FUND

MAJOR COUNTRY WEIGHTINGS (% OF NET ASSETS)

Cash        2.8%
Hong Kong   6.8%
Malaysia    7.8%
India       8.2%
Mexico     10.7%
Brazil     12.1%
Other*     51.6%

* For a more complete breakdown refer to Portfolio of Investments.

TOP 5 INDUSTRY WEIGHTINGS                                    (% OF NET ASSETS)

Communications                                                           18.5%
Electric, Gas or Sanitary                                                15.7%
Banking                                                                  11.3%
Building and Construction                                                 8.0%
Food & Related Products                                                   7.8%

TOP 10 EQUITY HOLDINGS                                       (% OF NET ASSETS)

TELECOMUNICACOES BRASILEIRAS S.A.                                         5.0%
Brazilian telecommunications company
TAIPEI FUND                                                               4.1%
Closed-end Taiwan country fund
GRUMA S.A., "B"                                                           2.9%
Mexican food company
COMPANIA AMONIMA NACIONAL TELEFONOS
  DE VENEZUELA                                                            2.4%
Venezuelan telephone company
SIME DARBY BERHAD                                                         2.2%
Largest Malaysian conglomerate
COMPANHIA ENERGETICA S.A.                                                 2.2%
Brazilian electric company
MOSENERGO                                                                 2.2%
Russian electric utility company
USINAS SIDERURGICAS DE MINAS GERAIS S.A.                                  2.1%
Brazil iron & steel manufacturer
BANCO INDUSTRIAL COLOMBIANO                                               2.0%
Colombian bank
HINDUSTAN LEVER LTD.                                                      1.9%
Indian cosmetics and toiletries company

PORTFOLIO STRUCTURE                                          (% OF NET ASSETS)
Stocks                                                                   97.2%
Cash                                                                      2.8%

------------------------------------------------------------------------------
  FUND FACTS
  COMMENCEMENT OF
  INVESTMENT OPERATIONS:              OCTOBER 24, 1995

  SIZE:                               $45.4 MILLION NET
                                      ASSETS
                                      AS OF NOVEMBER 30, 1996
------------------------------------------------------------------------------

  PORTFOLIO OF INVESTMENTS - November 30, 1996
  MFS/F&C EMERGING MARKETS EQUITY FUND

  Stocks - 97.2%
  --------------------------------------------------------------------------
  Issuer                                               Shares         Value
  --------------------------------------------------------------------------
  Argentina - 3.4%
    Banco de Galicia y Buenos Aires S.A., ADR
      (Banks and Credit Cos.)                          15,016   $   332,229
    Perez Companc S.A. (Oil and Gas)                   40,080       274,257
    Siderar S.A.I.C. (Steel)                            7,700       165,550
    Telefonica de Argentina, ADR (Utilities -
      Telephone)                                        9,850       251,175
    YPF Sociedad Anonima, ADR (Oil and Gas)            22,000       511,500
                                                                -----------
                                                                $ 1,534,711
  -------------------------------------------------------------------------
  Brazil - 12.1%
    Centrais Eletricas Brasile, ADR (Utilities -
      Electric)                                        50,050   $   800,800
    Companhia Energetica S.A., ADR (Utilities -
      Electric)                                        32,100       991,087
    Lojas Americanas S.A., ADR (Retail)*               33,830       465,163
    Telecomunicacoes Brasileiras S.A., ADR
       (Telecommunications)                            29,650     2,242,281
    Usinas Siderurgicas de Minas Gerais S.A., ADR,
       Preferred (Iron/Steel)                          96,600       970,830
                                                                -----------
                                                                $ 5,470,161
  -------------------------------------------------------------------------
  Chile - 2.6%
    Banco Santander Chile, ADR (Banks and Credit
       Cos.)                                            8,500   $   121,125
    Ciade Telecomunicaciones de Chile S.A., ADR
      (Telecommunications)                              5,810       552,676
    Compania Cervecerias Unidas S.A., ADR (Brewery)     4,800        92,400
    Enersis S.A., ADR (Utilities - Electric)           14,300       403,975
                                                                -----------
                                                                $ 1,170,176
  -------------------------------------------------------------------------
  China - 3.5%
    Huaneng Power International, Inc., ADR
      (Utilities - Electric)*                          24,000   $   438,000
    Qingling Motors Co., "H" (Automotive)             938,000       400,362
    Shanghai Petrochemical Co. Ltd.(Chemicals)      1,450,000       379,778
    Yizheng Chemical Fibre Co. Ltd.(Textiles)       1,686,000       383,801
                                                                 ----------
                                                                 $1,601,941
  -------------------------------------------------------------------------
  Colombia - 2.9%
    Banco Industrial Colombiano, ADR (Banks
      and Credit Cos.)                                 55,450   $   894,131
    Cementos Diamante S.A., ADR (Construction)##       30,900       413,288
                                                                -----------
                                                                $ 1,307,419
  -------------------------------------------------------------------------
  Egypt - 4.4%
    Nasr City For Housing (Housing Development)         8,150   $   564,388
    North Cairo Mills (Food)                           11,700       482,687
    Suez Cement Co., GDR (Construction)*               50,000       802,500
    Torra For Cement (Construction)                     7,935       168,357
                                                                -----------
                                                                $ 2,017,932
  -------------------------------------------------------------------------
  Hong Kong - 6.8%
    Bank of East Asia Ltd. (Banks and Credit Cos.)     72,000   $   308,246
    Cheung Kong Holdings Ltd.(Real Estate)             71,000       624,458
    Citic Pacific Ltd. (Conglomerate)                  52,000       271,047
    New World Development Co. (Real Estate)            90,000       608,226
    Swire Pacific Air Ltd., "A" (Transportation)       65,500       620,562
    Wharf Holdings Ltd. (Real Estate)                  97,000       501,843
    Zhenhai Refining and Chemical Co.,
       Ltd., "H" (Oil and Gas)                        515,000       143,213
                                                                -----------
                                                                $ 3,077,595
  -------------------------------------------------------------------------
  India - 8.2%
    Bajaj Auto Ltd. (Automotive)                       20,400   $   482,286
    Hindustan Lever Ltd. (Consumer Goods
     and Services)                                     39,000       873,676
    Hindustan Petroleum Corp. Ltd. (Oil and Gas)*      55,000       493,382
    Industrial Development Bank of India
     Ltd. (Banks and Credit Cos.)                     170,000       404,762
    Mahanagar Telephone Nigam Ltd.
     (Telecommunications)                             114,000       688,151
    State Bank of India (Banks and Credit Cos.)        91,000       556,324
    Tata Engineering and Locomotive Co. Ltd.
     (Automotive)                                      26,000       230,504
                                                                -----------
                                                                $ 3,729,085
  -------------------------------------------------------------------------
  Israel - 1.2%
    Blue Square Israel Ltd. (Retail)                    7,300   $   105,850
    Koors Industries Ltd., ADR
     (Conglomerate)                                     3,900        67,763
    NICE Systems Ltd., ADR
     (Telecommunications)*                             11,500       208,437
    Teva Pharmaceutical Industries Ltd.,
     ADR (Pharmaceuticals)                              4,000       185,000
                                                                -----------
                                                                $   567,050
  -------------------------------------------------------------------------
  Malaysia - 7.8%
    Malayan Banking Berhad (Finance)                   82,600   $   817,336
    Petronas Gas Berhad (Oil and Gas)##               150,000       611,518
    Resorts World Berhad (Entertainment)               63,000       316,683
    Sime Darby Berhad (Holding Company)               267,000       998,674
    Tenaga Nasional Berhad (Utilities - Electric)     180,000       819,316
                                                                -----------
                                                                $ 3,563,527
  -------------------------------------------------------------------------
  Mexico - 10.7%
    Cemex S.A., "B" (Construction)                    115,000   $   383,430
    Corporacion GEO S.A. de C.V.
     (Home Builders)##                                 12,000       243,000
    Empresas ICA Sociedad Controladora
     S.A., ADR (Engineering/Construction)*             26,400       379,500
    Fomento Economico Mexicano S.A., "B" (Brewery)     84,376       288,278
    Gruma S.A., "B" (Food)*                           240,680     1,327,279
    Grupo Carso S.A. de C.V.(Conglomerate)*            80,201       185,048
    Grupo Carso, "A1" (Conglomerate)                   80,201       408,224
    Grupo Financiero Banamex, "B" (Finance)           127,000       250,522
    Grupo Financiero Inbursa S.A. de C.V. (Finance)     2,798         9,152
    Kimberly-Clark de Mexico S.A. de C.V.
     (Forest and Paper Products)                       14,000       270,842
    Telefonos de Mexico S.A.
     (Utilities - Telephone)                          368,000       563,570
    Tubos de Acero de Mexico S.A. (Iron/Steel)*        38,678       536,432
                                                                -----------
                                                                $ 4,845,277
  -------------------------------------------------------------------------
  Morocco - 1.3%
    ONA S.A. (Conglomerate)                             5,300   $   289,863
    Societe Nationale d'Investissement
     (Conglomerate)                                     4,600       289,473
                                                                -----------
                                                                $   579,336
  -------------------------------------------------------------------------
  Pakistan - 3.2%
    Hub Power Co. Ltd., GDR (Utilities - Electric)*    40,200   $   864,300
    Pakistan Telecommunications Corp., GDR
     (Utilities - Telephone)*                           8,950       572,800
                                                                -----------
                                                                $ 1,437,100
  -------------------------------------------------------------------------
  Peru - 2.9%
    Compania de Minas Buenaventura S.A. (Mining)       66,640   $   479,467
    CPT Telefonica del Peru S.A., "B"
     (Utilities - Telephone)                          287,100       563,967
    Credicorp Ltd. (Holding Company)*                  15,120       260,820
                                                                -----------
                                                                $ 1,304,254
  -------------------------------------------------------------------------
  Philippines - 0.9%
    Philippine National Bank
     (Banks and Credit Cos.)                           12,500   $   155,750
    San Miguel Corp., "B" (Brewery)                    65,000       259,664
                                                                -----------
                                                                $   415,414
  -------------------------------------------------------------------------
  Poland - 4.2%
    Bank Slaski S.A. w Katowicach
     (Banks and Credit Cos.)                            3,800   $   369,333
    Bydgoska Fabryka Kabli S.A.
     (Electrical Equipment)*                           46,375       284,759
    Elektrim Spolka Akcyjna S.A.
     (Electrical Equipment)                            63,500       579,298
    Mostostal Zabrze S.A. (Conglomerate)               88,900       374,316
    Stomil Olsztyn S.A. (Tires and Rubber)*            26,500       291,965
                                                                -----------
                                                                $ 1,899,671
  -------------------------------------------------------------------------
  Portugal - 1.8%
    Banco Totta e Acores (Finance)##                   12,906   $   226,873
    Cimentos de Portugal S.A.
     (Building Materials)                              15,026       313,292
    Portugal Telecom S.A.
     (Telecommunications)*                             11,000       292,530
                                                                -----------
                                                                $   832,695
  -------------------------------------------------------------------------
  Russia - 4.9%
    Lukoil Oil Co., ADR (Oil and Gas)                  18,100   $   760,200
    Mosenergo, ADR (Utilities -
    Electric)*##                                       34,000       990,250
    Russian Depository Trust (Finance)##                   20       474,000
                                                                -----------
                                                                $ 2,224,450
  -------------------------------------------------------------------------
  South Africa - 3.1%
    Anglo American Corp. of South Africa
    Ltd. (Mining)                                       3,750   $   213,530
    Iscor Ltd. (Steel)                                363,125       265,452
    Nedcor Ltd. (Financial Services)                   18,894       274,598
    Sasol Ltd. (Oils)                                  34,861       431,036
    South African Breweries Ltd. (Brewery)              9,123       230,054
                                                                -----------
                                                                $ 1,414,670
  -------------------------------------------------------------------------
  South Korea - 1.0%
    New Korea Trust (Finance)                          24,000   $   282,000
    Samsung Display Devices Co.
     (Electrical Equipment)                             2,440       152,500
                                                                -----------
                                                                $   434,500
  -------------------------------------------------------------------------
  Taiwan - 4.0%
    Taipei Fund (Financial Services)*                     207   $ 1,800,900
  -------------------------------------------------------------------------
  Thailand - 2.8%
    Bank of Ayudhya Ltd. (Banks and Credit Cos.)      102,125   $   321,890
    Siam City Cement Co. Ltd, Foreign
     Registered (Building Materials)                   36,000       239,624
    TelecomAsia Corp. Ltd., Foreign
     Registered (Utilities - Telephone)*              348,000       722,161
                                                                -----------
                                                                $ 1,283,675
  -------------------------------------------------------------------------
  Turkey - 1.1%
    Netas Telekomunik (Telecommunications)            819,000   $   174,128
    Trakya Cam Sanayil (Manufacturing)              6,088,393       327,333
                                                                -----------
                                                                $   501,461
  -------------------------------------------------------------------------
  Venezuela - 2.4%
    Compania Anonima Nacional Telefonos de
     Venezuela, ADR (Telecommunications)*              43,000   $ 1,091,125
  -------------------------------------------------------------------------
  Total Stocks (Identified Cost, $42,662,934)                   $44,104,125
  -------------------------------------------------------------------------

  Short-Term Obligations - 2.5%
  -------------------------------------------------------------------------
                                                     Principal
                                                        Amount
                                                 (000 Omitted)
  -------------------------------------------------------------------------
   Student Loan Marketing Assn., due 12/02/96            $500   $   499,921
    Tennessee Valley Authority, due 12/04/96              650       649,719
  -------------------------------------------------------------------------
  Total Short-Term Obligations, at Amortized Cost               $ 1,149,640
  -------------------------------------------------------------------------
  Total Investments (Identified Cost, $43,812,574)              $45,253,765
  -------------------------------------------------------------------------

  Other Assets, Less Liabilities - 0.3%                             142,204
  -------------------------------------------------------------------------
  Net Assets - 100.0%                                           $45,395,969
  -------------------------------------------------------------------------


          See portfolio footnotes and notes to financial statements

PERFORMANCE SUMMARY
Because mutual funds like MFS/F&C International Growth and Income Fund are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for Class A, Class B, and Class C shares for the applicable time periods.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN

  Class A Investment Results
  (net asset value change including reinvested distributions)
                                         6 Months     1 Year   Life of Fund*
  ---------------------------------------------------------------------------
  Cumulative Total Return                + 1.56%      + 7.09%      + 8.38%
  ---------------------------------------------------------------------------
  Average Annual Total Return                --       + 7.09%      + 7.56%
  ---------------------------------------------------------------------------
  SEC Results                                --       + 1.98%      + 2.91%
  ---------------------------------------------------------------------------

  Class B Investment Results
  (net asset value change including reinvested distributions)
                                         6 Months     1 Year   Life of Fund*
  ---------------------------------------------------------------------------
  Cumulative Total Return                + 1.32%      + 6.49%      + 7.77%
  ---------------------------------------------------------------------------
  Average Annual Total Return                --       + 6.49%      + 7.01%
  ---------------------------------------------------------------------------
  SEC Results                                --       + 2.49%      + 3.41%
  ---------------------------------------------------------------------------

  Class C Investment Results
  (net asset value change including reinvested distributions)
                                         6 Months     1 Year   Life of Fund*
  ---------------------------------------------------------------------------
  Cumulative Total Return                + 1.31%      + 6.83%      + 8.11%
  ---------------------------------------------------------------------------
  Average Annual Total Return                --       + 6.83%      + 7.32%
  ---------------------------------------------------------------------------
  SEC Results                                --       + 5.82%      + 7.32%
  ---------------------------------------------------------------------------
 * Commencement of investment operations, October 24, 1995.

All results represent past performance and are not necessarily an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class A SEC results include the maximum 4.75% sales charge. Class B SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. Effective July 1, 1996, Class C shares are available. Class C shares are subject to a 1% CDSC if redeemed within 12 months of purchase.

Class C share performance includes the performance of the Fund's Class A shares for periods prior to the commencement of offering of Class C shares on July 1, 1996. Sales charges and operating expenses for Class A and Class C shares differ. The Class A share performance, which is included within the Class C share SEC performance, has been adjusted to reflect the CDSC generally applicable to Class C shares rather than the initial sales charge generally applicable to Class A shares. Class C share performance has not been adjusted, however, to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.

Fund results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF NOVEMBER 30, 1996
MFS/F&C INTERNATIONAL GROWTH AND INCOME FUND

MAJOR COUNTRY WEIGHTINGS (% OF NET ASSETS)

Hong Kong              4.2%
France                 6.1%
Germany                8.6%
United Kingdom        13.5%
Other*                32.2%
Japan                 34.4%

*For a more complete breakdown refer to Portfolio of Investments.

TOP 5 INDUSTRY WEIGHTINGS                                    (% OF NET ASSETS)

Banks Retail                                                             11.1%
Electronic and Electrical                                                 9.9%
Engineering                                                               5.3%
Property                                                                  4.6%
Telecommunications                                                        3.5%

TOP 10 EQUITY HOLDINGS                                       (% OF NET ASSETS)

CANON, INC.                                                               2.0%
Japanese office equipment and imaging company

OMRON CORP.                                                               2.0%
Japanese electronic component manufacturer

DDI CORP.                                                                 1.9%
Japanese telecommunications company

PIONEER ELECTRONIC CORP.                                                  1.9%
Japanese electronics company

DAI-ICHI KANGYO BANK LTD.                                                 1.7%
Japanese bank

INCHCAPE PLC                                                              1.3%
Singaporeon distributor of motors and agricultural equipment

KYOCERA CORP.                                                             1.3%
Japanese component manufacturer

NIPPON YUSEN KABUSHIKI KAISH                                              1.3%
Japanese marine transportation company

MITSUBISHI ESTATE CO. LTD.                                                1.2%
Japanese real estate company

MARUBENI CORP.                                                            1.2%
Japanese distributor and wholesaler

PORTFOLIO STRUCTURE                                          (% OF NET ASSETS)
Stocks                                                                   76.0%
Bonds                                                                    17.3%
Cash                                                                      6.7%

------------------------------------------------------------------------------
  FUND FACTS
  COMMENCEMENT OF
  INVESTMENT OPERATIONS:                     OCTOBER 24, 1995

  SIZE:                                      $30.2 MILLION NET ASSETS
                                             AS OF NOVEMBER 30, 1996
------------------------------------------------------------------------------

  PORTFOLIO OF INVESTMENTS - November 30, 1996
  MFS/F&C INTERNATIONAL GROWTH AND INCOME FUND

  Stocks - 76.0%
  --------------------------------------------------------------------------
  Issuer                                               Shares         Value
  --------------------------------------------------------------------------
  Australia - 1.5%
    Broken Hill Proprietary (Mining)                   14,263   $   209,521
    Westpac Bank Corp. (Finance)                       39,500       236,673
                                                                -----------
                                                                $   446,194
  -------------------------------------------------------------------------
  Austria - 0.4%
    OMV AG (Oil and Gas)                                1,100   $   119,117
  -------------------------------------------------------------------------
  Belgium - 0.7%
    Generale de Banque (Finance)                          450   $   159,575
    Solvay et Cie (Chemicals)                             100        61,229
                                                                -----------
                                                                $   220,804
  -------------------------------------------------------------------------
  France - 5.2%
    Accor (Lodging)                                     1,720   $   220,470
    Compagnie de St. Gobain (Building Materials)        1,400       201,148
    Credit Local de France (Finance)                    1,000        90,473
    Credit Local de France (Finance)                    1,410       127,566
    Eaux (Cie Generale) (Utilities - Water)             1,150       141,687
    Lafarge-Coppee, Bearer Shares (Building Materials)  3,260       205,816
    Legrand, Preference Shares (Electrical Equipment)   1,400       161,240
    Michelin, "B" (Tires)                               1,000        51,253
    Societe Nationale Elf Aquitaine (Oils)              1,900       165,791
    TOTAL S.A., "B" (Oils)                              2,560       204,575
                                                                -----------
                                                                $ 1,570,019
  -------------------------------------------------------------------------
  Germany - 5.2%
    Bayer AG (Chemicals)                                9,100   $   366,189
    Deutsche Bank AG (Banks)                            1,250        59,574
    Deutsche Telekom AG (Utilities - Telephone)         1,340        29,144
    Dresdner Bank AG (Banks)                            5,300       157,312
    Mannesmann AG (Diversified Machinery)                 550       229,405
    Preussag AG (Metals/Hardware)                         300        70,416
    Siemens AG (Electrical Equipment)                   4,800       231,261
    VEBA AG (Oil and Gas)                               4,700       274,880
    Volkswagen AG (Automobiles)                           380       152,321
                                                                -----------
                                                                $ 1,570,502
  -------------------------------------------------------------------------
  Hong Kong - 4.2%
    Cheung Kong Holdings Ltd. (Real Estate)            27,000   $   237,470
    Hong Kong Electric Holdings Ltd.
     (Utilities - Electric)                            47,000       150,760
    HSBC Holdings PLC (Finance)                         9,600       199,909
    New World Development Co. (Real Estate)            32,000       216,258
    Swire Pacific Air Ltd., "A" (Transportation)       22,000       208,433
    Wharf Holdings Ltd. (Real Estate)                  51,000       263,856
                                                                -----------
                                                                $ 1,276,686
  -------------------------------------------------------------------------
  Italy - 0.7%
    Fiat S.p.A. (Automobiles)                          14,000   $    40,923
    Italgas (Utilities - Gas)                          31,600       131,360
    Telecom Italia S.p.A. (Telecommunications)         22,150        52,177
                                                                -----------
                                                                $   224,460
  -------------------------------------------------------------------------
  Japan - 31.4%
    Asahi Chemical Industry Co. Ltd. (Chemicals)       54,000   $   354,939
    Canon, Inc. (Consumer Goods)                       29,000       611,599
    Dai-Ichi Kangyo Bank Ltd. (Banks)                  32,000       520,211
    DDI Corp. (Telecommunications)                         79       565,773
    Fujisawa Pharmaceuticals (Pharmaceuticals)         37,000       328,383
    Hitachi (Electronics)                              16,000       149,033
    Hitachi Zosen Tomioka (Automotive)                 63,000       291,749
    Industrial Bank of Japan (Finance)                 17,280       341,652
    Isetan Co. (Retail)                                22,000       301,582
    Ito-Yokado Co. Ltd. (Retail)                        7,000       353,691
    Kajima Corp. (Engineering/Construction)            36,000       287,873
    Kyocera Corp. (Electronics)                         6,000       385,940
    Marubeni Corp. (Distribution/Wholesale)            81,000       366,564
    Matsushita Electric Industrial Co.
     (Electrical Equipment)                            18,000       311,599
    Mitsubishi Estate Co. Ltd. (Real Estate)           29,000       366,960
    Mitsubishi Heavy Industries Ltd.
     (Aerospace/Defense)                               38,000       310,545
    Mitsubishi Trust & Banking (Banks)                 16,000       257,294
    Nippon Yusen Kabushiki Kaish
     (Transportation - Marine)                         80,000       383,128
    NKK Corp. (Steel)*                                114,000       280,492
    Nomura Securities Co. Ltd. (Finance)               18,000       303,691
    Oji Paper Co. Ltd. (Paper Products)                35,833       256,625
    Omron Corp. (Electronics)                          32,000       610,193
    Pioneer Electronic Corp. (Electronics)             26,000       559,754
    Ricoh Co. Ltd. (Office/Business Equipment)         34,000       364,499
    Sakura Bank Ltd. (Banks)                           20,000       182,777
    Tokyo Broadcasting System (Broadcasting)            9,000       146,309
    Toyo Trust & Banking (Banks)                       33,000       285,053
                                                                -----------
                                                                $ 9,477,908
  -------------------------------------------------------------------------
  Malaysia - 1.4%
    Genting Berhad (Entertainment)                     11,000   $    78,369
    Malayan Banking Berhad (Finance)                    9,000        89,056
    Petronas Gas Berhad (Oil and Gas)##                30,000       122,304
    Sime Darby Berhad (Holding Company)                36,000       134,653
                                                                -----------
                                                                $   424,382
  -------------------------------------------------------------------------
  Netherlands - 4.1%
    ABN Amro Holdings N.V. (Finance)                    4,300   $   278,231
    Akzo Nobel (Chemicals)                              1,800       238,672
    Philips Electronics N.V. (Manufacturing)            5,080       205,107
    Royal Dutch Petroleum Co. (Oils)                      400        67,381
    Vendex International N.V. (Retail)                  4,800       208,260
    Verenigde Nederlandse Uitgeversbedrijven
     Verenigd Bezit (Publishing)                       11,300       230,412
                                                                -----------
                                                                $ 1,228,063
  -------------------------------------------------------------------------
  Singapore - 1.8%
    City Developments Ltd. (Real Estate)               22,000   $   194,579
    Development Bank of Singapore Ltd. (Banks)          8,000       103,281
    Keppel Corp. Ltd. (Transportation - Marine)         9,000        69,972
    Overseas-Chinese Banking Corp. Ltd. (Finance)      13,600       164,907
                                                                -----------
                                                                $   532,739
  -------------------------------------------------------------------------
  Spain - 1.6%
    Repsol S.A. (Oils)                                  6,050   $   223,565
    Telefonica de Espana (Utilities - Telephone)       11,450       250,601
                                                                -----------
                                                                $   474,166
  -------------------------------------------------------------------------
  Sweden - 1.9%
    Ericsson LM, "B" (Telecommunications)               7,320   $   225,405
    Sparbanken Sverige AB, "A" (Banks)                  7,100       117,237
    Swedish Match AB (Tobacco)*                         3,200        10,472
    Volvo AB, "B" (Automobiles)                         9,600       210,642
                                                                -----------
                                                                $   563,756
  -------------------------------------------------------------------------
  Switzerland - 2.9%
    Nestle AG, Registered Shares
     (Food and Beverage Products)                         190   $   206,015
    Roche Holdings AG (Pharmaceuticals)                    40       307,127
    Sandoz AG (Pharmaceuticals)                           130       151,019
    Winterthur (Insurance)                                350       215,364
                                                                -----------
                                                                $   879,525
  -------------------------------------------------------------------------
  United Kingdom - 13.0%
    Allied Domecq PLC (Food and Beverage Products)     32,850   $   247,113
    Bass PLC (Brewery)                                  8,200       107,999
    BAT Industries PLC (Tobacco)                       14,750       117,775
    British Gas PLC (Utilities - Gas)                  46,750       171,319
    British Petroleum PLC (Oil and Gas)                11,200       129,484
    British Telecommunications PLC
     (Telecommunications)                              26,650       168,667
    BTR PLC (Holding Company)                          32,840       131,938
    Caradon PLC (Holding Company)                      29,330       117,589
    Carlton Communicatons PLC (Broadcasting)           22,500       190,247
    Dalgety PLC (Food Products)                        40,250       224,970
    General Accident PLC (Insurance)                    8,700       107,126
    General Electric Co. PLC (Electronics)             16,300       102,066
    Glaxo Wellcome PLC (Pharmaceuticals)                6,700       110,177
    Granada Group PLC (Leisure)                        10,960       159,550
    Inchcape PLC (Commercial Services)                 85,470       387,204
    Johnson Matthey PLC (Metals)                       10,700        97,848
    Kingfisher PLC (Retail)                            12,000       130,916
    Land Securities PLC (Real Estate)                   9,350       115,837
    London Electricity PLC (Utilities - Electric)       7,900        85,788
    National Westminster (Finance)                      9,000       104,693
    NFC PLC (Transportation)                           36,800       115,989
    Peninsular & Oriental Steam Navigation Co.
     (Transportation - Marine)                         15,020       149,346
    Sainsbury (J.) PLC (Retail)                        30,550       192,836
    Shell Transport & Trading Co. PLC (Oil and Gas)     3,590        59,624
    Smith (W.H.) Group PLC (Retail)                    38,200       271,626
    Wimpey (George) PLC (Construction)                 53,600       113,078
                                                                -----------
                                                                $ 3,910,805
  -------------------------------------------------------------------------
  Total Stocks (Identified Cost, $21,733,958)                   $22,919,126
  -------------------------------------------------------------------------

  Bonds - 17.3%
  -------------------------------------------------------------------------
                                              Principal Amount
                                                 (000 Omitted)
  -------------------------------------------------------------------------
  Australia - 1.8%
    Commonwealth of Australia, 9.75s, 2002     AUD        250   $   228,562
    Commonwealth of Australia, 9.5s, 2003                 350       322,126
                                                                -----------
                                                                $   550,688
  -------------------------------------------------------------------------
  Belgium - 0.9%
    Kingdom of Belgium, 8.75s, 2002            BEF      6,427   $   239,435
    Kingdom of Belgium, 7.25s, 2004                       610        21,308
                                                                -----------
                                                                $   260,743
  -------------------------------------------------------------------------
  Canada - 2.3%
    Government of Canada, 7.5s, 2003           CAD        450   $   369,258
    Government of Canada, 7s, 2006                        400       318,387
                                                                -----------
                                                                $   687,645
  -------------------------------------------------------------------------
  Denmark - 1.0%
    Kingdom of Denmark, 6s, 1999               DKK        361   $    63,453
    Kingdom of Denmark, 8s, 2001                        1,185       222,555
    Kingdom of Denmark, 7s, 2007                          175        30,224
                                                                -----------
                                                                $   316,232
  -------------------------------------------------------------------------
  France - 0.9%
    Government of France, 7s, 2000             FRF      1,241   $   259,620
  -------------------------------------------------------------------------
  Germany - 3.4%
    Federal Republic of Germany, 7.125s, 2002  DEM        176   $   126,507
    Federal Republic of Germany, 6.5s, 2005               659       453,973
    Federal Republic of Germany, 7.375s, 2005             629       457,232
                                                                -----------
                                                                $ 1,037,712
  -------------------------------------------------------------------------
  Ireland - 0.6%
    Republic of Ireland, 6.25s, 1999           IEP         60   $   101,879
    Republic of Ireland, 8s, 2000                          50        90,298
                                                                -----------
                                                                $   192,177
  -------------------------------------------------------------------------
  Italy - 1.4%
    Republic of Italy, 9.5s, 1999              ITL    620,000   $   433,521
  -------------------------------------------------------------------------
  Japan - 3.0%
    Export Import Bank of Japan, 4.375s, 2003 JPY 30,000 $ 300,527 International Bank of Reconstruction &
     Development, 4.5s, 2000                           31,000       303,871
    International Bank of Recontruction &
     Developement, 5.25s, 2002                         30,000       310,545
                                                                -----------
                                                                $   914,943
  -------------------------------------------------------------------------
  Spain - 0.9%
    Government of Spain, 8.4s, 2001            ESP      3,470   $    28,959
    Government of Spain, 10.1s, 2001                    8,040        70,746
    Government of Spain, 8s, 2004                      18,600       153,662
                                                                -----------
                                                                $   253,367
  -------------------------------------------------------------------------
  Sweden - 0.6%
    Kingdom of Sweden, 10.25s, 2000            SEK      1,000   $   169,749
  -------------------------------------------------------------------------
  United Kingdom - 0.5%
    United Kingdom Treasury, 9.75s, 2002       GBP         85   $   159,987
  -------------------------------------------------------------------------
  Total Bonds (Identified Cost, $5,177,427)                     $ 5,236,384
  -------------------------------------------------------------------------

  Short-Term Obligation - 5.7%
  -------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp., due
     12/02/96, at Amortized Cost                      $  1,735  $ 1,734,725
  -------------------------------------------------------------------------

  Put Options Purchased - 0.2%
  --------------------------------------------------------------------------
                                              Principal Amount
                                                  of Contracts
  Description/Expiration Month/Strike Price      (000 Omitted)        Value
  -------------------------------------------------------------------------
  Deutsche Marks December/1.495                 DEM       523   $     3,197
  Deutsche Marks/British Pounds December/2.535            499           946
    January/2.45                                          728        24,263
    January/2.51                                          746        13,986
  Swiss Francs/Deutsche Marks
    January/0.829                               CHF       285         4,940
    February/0.84                                         289         2,707
    February/0.84                                         484         4,549
  -------------------------------------------------------------------------
  Total Put Options Purchased (Premiums Paid, $17,796)          $    54,588
  -------------------------------------------------------------------------
  Total Investments (Identified Cost, $28,663,906)              $29,944,823
  -------------------------------------------------------------------------

  Call Options Written
  -------------------------------------------------------------------------
  Deutsche Marks/British Pounds January/2.3682  DEM       704   $        (8)
  Swiss Francs/Deutsche Marks February/0.8265   CHF       477          (332)
  -------------------------------------------------------------------------
  Total Call Options Written (Premiums Received, $4,143)        $      (340)
  -------------------------------------------------------------------------

  Put Options Written - (0.1)%
  -------------------------------------------------------------------------
  Deutsche Marks/British Pounds January/2.45    DEM       728   $   (24,170)
  Swiss Francs/Deutsche Marks January/0.829     CHF       285        (4,939)
  -------------------------------------------------------------------------
  Total Put Options Written (Premiums Received, $12,590)        $   (29,109)
  -------------------------------------------------------------------------

  Other Assets, Less Liabilities - 0.9%                         $   260,302
  -------------------------------------------------------------------------
  Net Assets - 100.0%                                           $30,175,676
  -------------------------------------------------------------------------

          See portfolio footnotes and notes to financial statements

PERFORMANCE SUMMARY
Because mutual funds like MFS/F&C International Growth Fund are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for Class A, Class B, and Class C shares for the applicable time periods.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN

  Class A Investment Results
  (net asset value change including reinvested distributions)
                                         6 Months     1 Year    Life of Fund*
  -------------------------------------------------------------------------
  Cumulative Total Return                - 3.35%      + 7.84%      + 7.70%
  -------------------------------------------------------------------------
  Average Annual Total Return                --       + 7.84%      + 6.95%
  -------------------------------------------------------------------------
  SEC Results                                --       + 2.70%      + 2.32%
  -------------------------------------------------------------------------

  Class B Investment Results
  (net asset value change including reinvested distributions)
                                         6 Months     1 Year   Life of Fund*
  -------------------------------------------------------------------------
  Cumulative Total Return                - 3.66%      + 7.21%      + 7.00%
  -------------------------------------------------------------------------
  Average Annual Total Return                --       + 7.21%      + 6.32%
  -------------------------------------------------------------------------
  SEC Results                                --       + 3.21%      + 2.71%
  -------------------------------------------------------------------------

  Class C Investment Results
  (net asset value change including reinvested distributions)
                                         6 Months     1 Year   Life of Fund*
  -------------------------------------------------------------------------
  Cumulative Total Return                - 3.77%      + 7.37%      + 7.23%
  -------------------------------------------------------------------------
  Average Annual Total Return                --       + 7.37%      + 6.53%
  -------------------------------------------------------------------------
  SEC Results                                --       + 6.37%      + 6.53%
  -------------------------------------------------------------------------

  * Commencement of investment operations, October 24, 1995.

All results represent past performance and are not necessarily an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class A SEC results include the maximum 4.75% sales charge. Class B SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. Effective July 1, 1996, Class C shares were available. Class C shares are subject to a 1% CDSC if redeemed within 12 months of purchase.

Class C share performance includes the performance of the Fund's Class A shares for periods prior to the commencement of offering of Class C shares on July 1, 1996. Sales charges and operating expenses for Class A and Class C shares differ. The Class A share performance, which is included within the Class C share SEC performance, has been adjusted to reflect the CDSC generally applicable to Class C shares rather than the initial sales charge generally applicable to Class A shares. Class C share performance has not been adjusted, however, to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.

Fund results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF NOVEMBER 30, 1996
MFS/F&C INTERNATIONAL GROWTH FUND

MAJOR COUNTRY WEIGHTINGS (% OF NET ASSETS)

France               4.6%
Germany              4.8%
Hong Kong            5.4%
United Kingdom      14.0%
Japan               26.9%
Other*              44.3%

* For a more complete breakdown refer to Portfolio of Investments.


TOP 5 INDUSTRY WEIGHTINGS                                     (% OF NET ASSETS)

Engineering                                                               8.2%
Electronic and Electrical                                                 7.1%
Banks Retail                                                              6.0%
Telecommunications                                                        5.8%
Other Services and Business                                               5.5%


TOP 10 EQUITY HOLDINGS                                        (% OF NET ASSETS)

TAIPEI FUND                                                               1.0%
Closed-end Taiwan country fund

TELECOMUNICACOES BRASILEIRAS S.A.                                         0.9%
Brazilian telecommunications company

WING TAI HOLDINGS                                                         0.9%
Singaporeon real estate development company

FUTURIS CORP. LIMITED                                                     0.8%
Australian automobile air conditioning and heating equipment company

INDUSTRIE NATUZZI S.P.A., ADR                                             0.8%
Italian furniture manufacturer

CANON INC.                                                                0.8%
Japanese office equipment and imaging company

STORK N.V.                                                                0.8%
Dutch machinery and tool manufacturer

DAH SING FINANCIAL HOLDINGS                                               0.7%
Hong Kong banking and investment holding company

PETROLEO BRASILEIRO                                                       0.7%
Brazilian petroleum company

LINDT & SPRUNGLIA AG                                                      0.7%
Swiss chocolate manufacturer


PORTFOLIO STRUCTURE                                           (% OF NET ASSETS)

Stocks                                                                   92.0%
Cash                                                                      8.0%


EQUITY ALLOCATION                                     (ASSET CLASS % OF EQUITY)

Small Cap                                                                47.6%
Blue Chip                                                                32.4%
Emerging Markets                                                         20.0%




  -------------------------------------------------------------------------

  FUND FACTS

  COMMENCEMENT OF
   INVESTMENT OPERATIONS:                    OCTOBER 24, 1995

  SIZE:                                      $112 MILLION NET ASSETS
                                             AS OF NOVEMBER 30, 1996

  -------------------------------------------------------------------------

  PORTFOLIO OF INVESTMENTS - November 30, 1996
  MFS/F&C INTERNATIONAL GROWTH FUND

  Stocks - 92.0%
  --------------------------------------------------------------------------
  Issuer                                              Shares          Value
  --------------------------------------------------------------------------
  Argentina - 0.6%
    Banco de Galicia y Buenos Aires S.A.,
     ADR (Banks and Credit Cos.)                       7,287   $    161,225
    Perez Companc S.A. (Oil and Gas)                  18,166        124,305
    Siderar S.A.I.C. (Steel)*                          2,900         62,350
    Telefonica de Argentina, ADR
     (Utilities - Telephone)                           4,500        114,750
    YPF Sociedad Anonima, ADR (Oil and Gas)           10,000        232,500
                                                               ------------
                                                               $    695,130
  -------------------------------------------------------------------------
  Australia - 1.9%
    Broken Hill Proprietary (Mining)                  24,300   $    356,965
    Capral Aluminum Ltd. (Metals)                    100,500        303,132
    Futuris Corp. Ltd. (Commercial Services)         684,987        943,698
    Westpac Bank Corp. (Finance)                      81,200        486,528
                                                               ------------
                                                               $  2,090,323
  -------------------------------------------------------------------------
  Austria - 0.1%
    OMV AG (Oil and Gas)                               1,495   $    161,890
  -------------------------------------------------------------------------
  Belgium - 0.4%
    Colruyt S.A. (Stores)                                115   $     51,292
    Generale de Banque (Finance)                         950        336,880
                                                               ------------
                                                               $    388,172
  -------------------------------------------------------------------------
  Brazil - 2.8%
    Centrais Eletricas Brasile, ADR
     (Utilities - Electric)                           30,980   $    495,680
    Companhia Energetica S.A., ADR
     (Utilities - Electric)                            4,650        143,569
    Lojas Americanas S.A., ADR (Retail)*              17,900        246,125
    Petroleo Brasileiro S.A., Preferred (Oils)     5,800,000        797,598
    Telecomunicacoes Brasileiras S.A., ADR
     (Telecommunications)                             12,900        975,562
    Telecomunicacoes Brasileiras S.A., ADR
     (Utilities - Telephone)                       1,500,000         97,037
    Usinas Siderurgicas de Minas Gerais
    S.A., ADR, Preferred (Iron/Steel)                 41,000        412,050
                                                               ------------
                                                               $  3,167,621
  -------------------------------------------------------------------------
  China - 0.4%
    Huaneng Power International, Inc., ADR
     (Utilities - Electric)*                           5,500   $    100,375
    Qingling Motors Co., "H" (Automotive)*           308,000        131,462
    Shanghai Petrochemical Co. Ltd. (Chemicals)      340,000         89,051
    Yizheng Chemical Fibre Co. Ltd. (Textiles)       452,000        102,894
                                                               ------------
                                                               $    423,782
  -------------------------------------------------------------------------
  Colombia - 0.4%
    Banco Industrial Colombiano, ADR
     (Banks and Credit Cos.)                          26,800   $    432,150
  -------------------------------------------------------------------------
  Finland - 0.2%
    Oy Tamro AB (Pharmaceuticals)##                   34,660   $    253,908
  -------------------------------------------------------------------------
  France - 4.6%
    Accor (Lodging)                                    2,700   $    346,088
    Compagnie de St. Gobain
     (Building Materials)                              2,300        330,457
    Credit Local de France (Finance)                   2,800        253,323
    Filipacchi Medias (Publishing)                     1,600        336,101
    Fromageries Bel S.A. (Food)                          300        246,795
    Guilbert S.A. (Distributing)                       2,895        542,224
    IMETAL (Building Materials)                        1,500        236,178
    Lafarge-Coppee, Bearer Shares (Building Materials) 4,700        296,728
    Lapeyre S.A., Bearer Shares (Building Materials)   6,790        398,800
    Legrand, Preference Shares (Electrical Equipment)    860         99,047
    Michelin, "B" (Tires)                              3,500        179,386
    Primagaz Cie (Oil and Gas)                         3,800        421,657
    SEB S.A. (Household Goods)                         2,800        556,036
    Strafor-Facom S.A. (Office Equipment)              3,600        265,162
    TOTAL S.A., "B" (Oils)                             2,550        203,776
    Union des Assurances Federales S.A. (Insurance)    3,500        431,892
                                                               ------------
                                                               $  5,143,650
  -------------------------------------------------------------------------
  Germany - 4.8%
    Bayer AG (Chemicals)                              12,500   $    503,007
    Berentzen Gruppe AG (Beverages)                   18,300        654,421
    Buderus AG (Manufacturing)                         1,403        656,801
    Deutsche Telekom AG
     (Utilities - Telephone)*                          1,685         36,647
    Durr Beteil AG (Hand/Machine Tools)                8,000        247,074
    Fresenius AG (Medical Supplies)                    2,800        566,008
    Jungheinrich AG (Machines)                           500         52,016
    Mannesmann AG (Diversified Machinery)              1,100        458,810
    Moebel Walther AG (Furniture)                     10,500        675,878
    Preussag AG (Metals/Hardware)                        300         70,416
    Siemens AG (Electrical Equipment)                  7,000        337,256
    Tarkett AG (Home Builders)##                      25,400        546,645
    VEBA AG (Oil and Gas)                              4,000        233,940
    Volkswagen AG (Automobiles)                          900        360,761
                                                               ------------
                                                               $  5,399,680
  -------------------------------------------------------------------------
  Hong Kong - 5.4%
    Associated International Hotels (Lodging)        747,000   $    599,030
    Bank of East Asia Ltd.
     (Banks and Credit Cos.)                          35,000        149,842
    Chen Hsong Holdings (Machines)                 1,034,000        595,137
    Cheung Kong Holdings Ltd. (Real Estate)           78,000        686,025
    Citic Pacific Ltd. (Conglomerate)                 19,000         99,036
    Dah Sing Financial Group (Banks)                 206,000        828,636
    Hong Kong Electric Holdings Ltd.
     (Utilities - Electric)                           71,000        227,744
    HSBC Holdings PLC (Finance)                       14,200        295,699
    Li & Fung Ltd. (Toys)                            620,000        577,378
    New World Development Co. (Real Estate)          102,000        689,323
    Swire Pacific Air Ltd., "A" (Transportation)      61,500        582,665
    Wharf Holdings Ltd. (Real Estate)                136,000        703,615
                                                               ------------
                                                               $  6,034,130
  -------------------------------------------------------------------------
  India - 1.7%
    Bajaj Auto Ltd. (Automotive)                       9,000   $    212,773
    Hindustan Lever Ltd. (Consumer Goods
     and Services)                                    14,500        324,829
    Hindustan Petroleum Corp. Ltd.
     (Oil and Gas)                                    33,000        296,029
    Industrial Development Bank of India Ltd.
     (Banks and Credit Cos.)                         109,000        259,524
    Mahanagar Telephone Nigam Ltd.
     (Telecommunications)                             54,000        325,966
    State Bank of India (Banks and Credit Cos.)       47,000        287,332
    Tata Engineering and Locomotive Co. Ltd.
     (Automotive)                                     26,500        234,937
                                                               ------------
                                                               $  1,941,390
  -------------------------------------------------------------------------
  Israel - 0.2%
    NICE Systems Ltd., ADR (Telecommunications)*       5,800   $    105,125
    Teva Pharmaceutical Industries Ltd.,
     ADR (Pharmaceuticals)                             3,000        138,750
                                                               ------------
                                                               $    243,875
  -------------------------------------------------------------------------
  Italy - 1.2%
    Fiat S.p.A. (Automobiles)                         25,000   $     73,077
    Industria Macchine Automatiche (Machines)         19,700         76,953
    Industrie Natuzzi S.p.A., ADR (Furniture)         21,310        924,321
    Italgas (Utilities - Gas)                         59,600        247,755
    Telecom Italia S.p.A. (Telecommunications)        30,500         71,846
                                                               ------------
                                                               $  1,393,952
  -------------------------------------------------------------------------
  Japan - 26.9%
    Aeon Credit Service Co. Ltd.
     (Financial Services)                              9,000   $    511,687
    Aiphone Co. Ltd. (Telecommunications)             25,000        522,847
    ALBIS Co. Ltd. (Food)                             36,000        442,882
    Ariake Japan Co. Ltd. (Food)                      13,200        429,174
    Asahi Chemical Industry Co. Ltd. (Chemicals)      99,000        650,721
    Canon, Inc. (Consumer Goods)                      40,000        843,585
    Chofu Seisakusho Co. (Machines)                   17,000        358,524
    Dai-Ichi Kangyo Bank Ltd. (Banks)                 41,000        666,520
    Daimei Telecom Engineer Corp.
     (Telecommunications)                             46,000        367,838
    Daimon Co. Ltd. (Food Retail)                      5,000         86,995
    Daiwa Industries Co. Ltd. (Distributor)           41,000        374,692
    DDI Corp. (Telecommunications)                        93        666,037
    Diamond Computer Service Co.
     (Computers - Software)                           23,000        375,923
    Exedy Corp. (Automotive Parts)                    23,700        387,364
    Fujisawa Pharmaceuticals (Pharmaceuticals)        68,000        603,515
    Fukuda Denshi (Electronics)                       24,000        525,132
    Glory Ltd. (Manufacturing)                        19,000        492,531
    Hitachi Zosen Tomioka (Automotive)*              120,000        555,712
    Homac Corp. (Retail)                              28,300        574,455
    Industrial Bank of Japan (Finance)                29,160        576,538
    Itariyard Co. Ltd. (Textiles)                     17,200        453,427
    Ito-Yokado Co. Ltd. (Retail)                      13,000        656,854
    Japan Industrial Testing Co.
     (Laboratory Services)                            25,000        430,580
    Japan Transcity Corp. (Storage)                   66,000        345,079
    Kajima Corp. (Engineering/Construction)           66,000        527,768
    Kasumi Convenience Networks (Retail)              26,400        276,063
    Kato Denki (Retail)                               19,800        252,285
    Kyocera Corp. (Electronics)                       10,000        643,234
    Mandom (Cosmetics)                                37,000        552,724
    Marubeni Corp. (Distribution/Wholesale)          139,000        629,042
    Maruko Co. Ltd. (Textiles)                         6,710        238,801
    Matsuda Sangyo Co. Ltd. (Food)                    16,000        441,476
    Matsushita Electric Industrial Co.
     (Electrical Equipment)                           29,000        502,021
    Mitsubishi Estate Co. Ltd. (Real Estate)          47,000        594,728
    Mitsubishi Heavy Industries Ltd.
     (Aerospace/Defense)                              72,000        588,401
    Miura Co. (Machines)                              24,000        352,197
    NAC Co. Ltd. (Commercial Services)*               17,600        378,910
    Nichiha (Building and Construction)               19,200        361,054
    Nippon Yusen Kabushiki Kaish
     (Transportation - Marine)                       113,000        541,169
    Nissha Printing Co. (Manufacturing)               35,000        418,278
    NKK Corp. (Steel)*                               214,000        526,538
    Nomura Securities Co. Ltd. (Finance)              29,000        489,279
    Oi Electric Co. (Electronics)                     31,000        531,195
    Oji Paper Co. Ltd. (Paper Products)               74,166        531,154
    Omron Corp. (Electronics)                         36,000        686,467
    Pioneer Electronic Corp. (Electronics)            28,000        602,812
    Ricoh Co. Ltd. (Office/Business Equipment)        61,000        653,954
    Ryohin Keikaku Co. Ltd. (Retail)                   6,500        491,213
    Sanshin Electronics Co. Ltd. (Electronics)        37,000        539,719
    Sato Corp. (Machines)                             17,600        355,712
    Sawai Pharmaceutical Co. Ltd.
     (Pharmaceuticals)                                19,000        267,135
    Sawako Corp. (Engineering/Construction)           23,200        438,313
    Seiyo Food Systems (Restaurants)                  51,000        466,081
    Sodick Co. (Electrical Equipment)*                51,000        470,562
    Sundrug Co. Ltd. (Retail)                         12,000        440,773
    Taihei Dengyo (Engineering/Construction)          27,500        294,815
    TKC Corp. (Computer Software and Services)        17,600        417,575
    Tokyo Broadcasting System (Broadcasting)          18,000        292,619
    Tokyu Store Chain (Retail)                        53,000        400,993
    Toyo Trust & Banking (Banks)                      64,000        552,829
    Tsukishima Kikai (Machines)                       20,000        384,886
    Tsutsunaka Plastic Industry (Chemicals)           43,000        343,093
    Yaoko Co. (Retail)                                25,000        415,202
    Yoshinoya D&C Co. Ltd. (Retail)                       28        346,924
                                                               ------------
                                                               $ 30,136,606
  -------------------------------------------------------------------------
  Malaysia - 2.5%
    Genting Berhad (Entertainment)                    21,000   $    149,614
    Malayan Banking Berhad (Finance)                  48,000        474,965
    Malaysian Industrial Development
     Finance Berhad (Finance)                        229,000        471,324
    Nylex (Malaysia) Berhard (Chemicals)             192,500        438,106
    Petronas Gas Berhad (Oil and Gas)##               43,000        175,302
    Resorts World Berhad (Entertainment)              27,000        135,721
    Sime Darby Berhad
    (Holding Company)                                170,500        637,730
    Tenaga Nasional Berhad
    (Utilities - Electric)                            82,000        373,244
                                                               ------------
                                                               $  2,856,006
  -------------------------------------------------------------------------
  Mexico - 2.0%
    Cemex S.A., "B" (Construction)                    66,000   $    220,056
    Corporacion GEO, S.A. de C.V., "B"
     (Real Estate)*                                   21,000        106,358
    Empresas ICA Sociedad Controladora
     S.A., ADR (Engineering/Construction)*            13,000        186,875
    Fomento Economico Mexicano S.A., "B" (Brewery)    36,950        126,243
    Gruma S.A.,"B" (Food)*                            72,222        398,283
    Grupo Carso S.A. de C.V.(Conglomerate)            52,800        121,826
    Grupo Carso, "A1" (Conglomerate)*                 52,800        268,752
    Grupo Financiero Banamex, "B" (Finance)           58,000        114,412
    Grupo Financiero Inbursa S.A. de C.V.
     (Finance)                                         1,842          6,025
    Kimberly-Clark de Mexico S.A. de C.V.
     (Forest and Paper Products)                       6,000        116,075
    Telefonos de Mexico S.A.
     (Utilities - Telephone)                         201,000        307,819
    Tubos de Acero de Mexico S.A. (Iron/Steel)*       17,340        240,491
                                                               ------------
                                                               $  2,213,215
  -------------------------------------------------------------------------
  Netherlands - 4.4%
    ABN Amro Holdings N.V. (Finance)                   6,400   $    414,111
    Ahrend Groep N.V. (Furniture)                     13,248        683,005
    Akzo Nobel (Chemicals)                             3,100        411,047
    Grolsch N.V. (Brewery)                            18,730        721,511
    Hagemeyer N.V. (Distributing)                      9,010        714,516
    Philips Electronics N.V. (Manufacturing)           6,700        270,515
    Royal Dutch Petroleum Co. (Oils)                     600        101,072
    Stork N.V. (Machinery)                            25,300        839,767
    Vendex International N.V. (Retail)                 9,200        399,166
    Verenigde Nederlandse Uitgeversbedrijven
     Verenigd Bezit (Publishing)                      16,900        344,598
                                                               ------------
                                                               $  4,899,308
  -------------------------------------------------------------------------
  Pakistan - 0.7%
    Hub Power Co. Ltd., GDR (Utilities - Electric)*   20,000   $    430,000
    Pakistan Telecommunications Corp., GDR
     (Utilities - Telephone)*                          4,800        307,200
                                                               ------------
                                                               $    737,200
  -------------------------------------------------------------------------
  Peru - 1.1%
    Compania de Minas Buenaventura S.A.
     (Mining)                                         33,507   $    241,079
    CPT Telefonica del Peru S.A., "B"
     (Utilities - Telephone)                         318,080        624,822
    Credicorp Ltd. (Holding Company)*                 19,440        335,340
                                                               ------------
                                                               $  1,201,241
  -------------------------------------------------------------------------
  Philippines - 0.4%
    Ayala Land, Inc., "B" (Real Estate)               67,500   $     73,191
    Manila Electric Co., "B"
     (Utilities - Electric)                           13,000         96,446
    Philippine Long Distance Telephone
     Co., ADR (Utilities - Telephone)                  1,300         75,921
    Philippine National Bank
     (Banks and Credit Cos.)                           6,000         74,760
    Pilipino Telegraph & Telephone Corp.
     (Telecommunications)                             50,700         44,365
    San Miguel Corp., "B" (Brewery)                   31,000        123,840
                                                               ------------
                                                               $    488,523
  -------------------------------------------------------------------------
  Poland - 0.7%
    Elektrim Spolka Akcyjna S.A.
     (Electrical Equipment)                            56,500  $    515,438
    Stomil Olsztyn S.A. (Tires and Rubber)*            22,500       247,895
                                                               ------------
                                                               $    763,333
  -------------------------------------------------------------------------
  Portugal - 0.6%
    Cimentos de Portugal S.A. (Building Materials)     7,326   $    152,747
    Jeronimo Martins & Filho S.A. (Retail)             1,400        128,642
    Portugal Telecom S.A. (Telecommunications)         7,400        196,793
    Sonae Investimentos-Sociedade Gestora
     de Participacoes Sociais, S.A. (Retail)           7,000        210,000
                                                               ------------
                                                               $    688,182
  -------------------------------------------------------------------------
  Russia - 1.1%
    Lukoil Oil Co., ADR (Oil and Gas)                 13,800   $    579,600
    Mosenergo, ADR (Utilities - Electric)##           17,000        495,125
    Rostelecom (Telecommunications)##                      8        189,600
                                                               ------------
                                                               $  1,264,325
  -------------------------------------------------------------------------
  Singapore - 1.7%
    City Developments Ltd. (Real Estate)              44,000   $    389,158
    Development Bank of Singapore Ltd. (Banks)        12,000        154,922
    Keppel Corp. Ltd. (Transportation - Marine)       21,000        163,267
    Overseas-Chinese Banking Corp. Ltd. (Finance)     21,400        259,486
    Wing Tai Holdings Ltd.(Holding Company)          351,000        961,370
                                                               ------------
                                                               $  1,928,203
  -------------------------------------------------------------------------
  South Africa - 1.0%
    Iscor Ltd. (Steel)                               344,000   $    251,471
    Nedcor Ltd. (Financial Services)                  17,576        255,443
    Sasol Ltd. (Oils)                                 32,975        407,717
    South African Breweries Ltd. (Brewery)             9,235        232,878
                                                               ------------
                                                               $  1,147,509
  -------------------------------------------------------------------------
  South Korea - 0.5%
    Korea Electric Power Corp., ADR
     (Utilities - Electric)                            8,000   $    141,000
    Korea International Trust (Finance)*+                 10        395,000
    Samsung Display Devices Co.
     (Electrical Equipment)                            1,210         75,625
                                                               ------------
                                                               $    611,625
  -------------------------------------------------------------------------
  Spain - 1.6%
    BCO Intercont (Banks)                              2,200   $    288,224
    Cristaleria Espanola S.A. (Glass Products)         3,700        240,945
    Europistas Concesinaria Espanola S.A.
     (Engineering/Construction)                       21,600        193,095
    Hidroel Cantabrico (Utilities - Electric)          7,500        252,293
    Repsol S.A. (Oils)                                10,600        391,700
    Telefonica de Espana (Utilities - Telephone)      19,700        431,165
                                                               ------------
                                                               $  1,797,422
  -------------------------------------------------------------------------
  Sweden - 2.6%
    Enator AB (Computer Services)*                     8,000   $    195,171
    Ericsson LM, "B" (Telecommunications)             11,300        347,961
    Munksjo AB (Forest and Paper Products)            59,700        550,615
    Nobel Biocare AB (Medical Supplies)               33,500        573,093
    PLM AB (Packaging and Containers)                 11,400        179,760
    Securitas AB, "B" (Commercial Services)           23,970        688,189
    Swedish Match AB (Tobacco)*                        6,300         20,618
    Volvo AB, "B" (Automobiles)                       14,900        326,934
                                                               ------------
                                                               $  2,882,341
  -------------------------------------------------------------------------
  Switzerland - 3.4%
    Fotolabo S.A. (Leisure)                            1,300   $    508,046
    Kuoni Reisen Holdings AG (Travel Services)           300        666,667
    Lindt & Spruengli AG (Food)                           40        784,674
    Nestle AG, Registered Shares
     (Food and Beverage Products)                        350        379,502
    Roche Holdings AG (Pharmaceuticals)                   42        322,483
    Sandoz AG (Pharmaceuticals)                          200        232,337
    Sika Finanz AG (Building Materials)                2,400        573,793
    Winterthur (Insurance)                               630        387,655
                                                               ------------
                                                               $  3,855,157
  -------------------------------------------------------------------------
  Taiwan - 1.0%
    Taipei Fund (Financial Services)*                    125   $  1,087,500
  -------------------------------------------------------------------------
  Thailand - 0.5%
    Bank of Ayudhya Ltd. (Banks and Credit Cos.)      38,125   $    120,167
    Siam City Cement Co. Ltd. Foreign
     Registered (Building Materials)                  21,000        139,781
    TelecomAsia Corp. Ltd., Foreign
    Registered (Utilities - Telephone)*              168,500        349,667
                                                               ------------
                                                               $    609,615
  -------------------------------------------------------------------------
  Turkey - 0.4%
    Netas Telekomunik (Telecommunications)           695,400   $    147,849
    Trakya Cam Sanayil (Manufacturing)             5,090,514        273,684
                                                               ------------
                                                               $    421,533
  -------------------------------------------------------------------------
  United Kingdom - 14.0%
    Allied Domecq PLC
     (Food and Beverage Products)                     24,120   $    181,442
    Anglian Group PLC (Building Materials)           152,896        552,589
    Asda Property Holdings PLC (Real Estate)         157,600        435,803
    BAT Industries PLC (Tobacco)                      22,250        177,661
    Blick PLC (Electrical)                            51,200        301,235
    British Gas PLC (Utilities - Gas)                 81,600        299,030
    British Petroleum PLC (Oil and Gas)               19,400        224,285
    British Telecommunications PLC
     (Telecommunications)                             44,700        282,905
    BTR PLC (Holding Company)                         59,560        239,288
    Bullough PLC (Manufacturing)                     275,900        322,333
    Caradon PLC (Holding Company)                     49,450        198,254
    Carlton Communicatons PLC (Broadcasting)          39,700        335,680
    City Centre Restaurants PLC (Restaurants)        133,100        288,626
    Close Brothers Group PLC (Banks)                  71,800        389,244
    Courtaulds Textiles PLC (Textiles)                20,900         87,832
    Dalgety PLC (Food Products)                       31,830        177,908
    David Brown Group PLC
     (Engineering/Construction)                       88,400        355,898
    Devro International PLC (Food)                    96,300        411,176
    Fairey Group PLC (Manufacturing)                  21,100        222,391
    General Accident PLC (Insurance)                  16,350        201,323
    General Electric Co. PLC (Electronics)            21,750        136,192
    Glaxo Wellcome PLC (Pharmaceuticals)               8,500        139,777
    Graham Group PLC (Distributing)                  103,700        224,001
    Granada Group PLC (Leisure)                       16,300        237,287
    Hazlewood Foods PLC (Food)                       280,800        429,542
    Hunting PLC (Holding Company)                    104,200        282,008
    Inchcape PLC (Commercial Services)                54,150        245,315
    Independent Insurance Group PLC
     (Insurance)                                      46,300        472,819
    Johnson Matthey PLC (Metals)                      22,400        204,840
    Laird Group PLC (Automotive Parts)                28,500        200,737
    Land Securities PLC (Real Estate)                 20,850        258,310
    London Electricity PLC (Utilities - Electric)     11,800        128,139
    Marley PLC (Building Materials)                  193,900        425,359
    Mayflower Corp. PLC (Automotive Parts)           145,705        344,127
    Meggitt Holdings PLC (Engineering)               218,000        370,123
    Midland Independent Newspapers PLC
     (Publishing)                                     93,000        205,578
    National Westminster (Finance)                    20,900        243,120
    Nelson Hurst PLC (Insurance)                     104,200        264,492
    NFC PLC (Transportation)                          66,500        209,600
    OGC International PLC (Oil and Gas)               56,800         71,611
    Peninsular & Oriental Steam Navigation Co.
     (Transportation - Marine)                        25,400        252,555
    RJB Mining PLC (Mining)                           24,950        220,190
    Roxboro Group PLC (Manufacturing)                 89,700        256,336
    Sainsbury (J.) PLC (Retail)                       36,800        232,287
    Scapa Group PLC (Building Materials)             102,000        413,223
    Serco Group PLC (Commercial Services)             24,500        273,877
    Seton Healthcare Group PLC
     (Medical Supplies)                               39,000        291,737
    Shell Transport & Trading Co. PLC
     (Oil and Gas)                                     7,600        126,223
    SIG PLC (Building Materials)                     105,940        432,747
    Smith (W.H.) Group PLC (Retail)                   21,600        153,590
    T & S Stores PLC (Retail)                        119,400        351,245
    Triplex Lloyd PLC (Hardware)                     121,600        425,172
    Vardon PLC (Entertainment)                       197,050        268,305
    Wagon Industrial Holdings PLC
     (Manufacturing)                                  70,300        353,932
    Walker Greenbank PLC (Manufacturing)             247,300        243,191
    Wardle Storeys PLC (Chemicals)                    32,500        266,607
    Wimpey (George) PLC (Construction)               146,800        309,697
                                                               ------------
                                                               $ 15,648,794
  -------------------------------------------------------------------------
  Venezuela - 0.2%
    Compania Anonima Nacional Telefonos de
     Venezuela, ADR (Telecommunications)              10,000   $    253,750
  -------------------------------------------------------------------------
  Total Stocks (Identified Cost, $101,114,854)                 $103,261,041
  -------------------------------------------------------------------------

  Warrants
  -------------------------------------------------------------------------
  Issuer                                              Shares          Value
  --------------------------------------------------------------------------
  Sweden
    Enator AB (Computer Services)*
     (Identified Cost, $0)                             8,000   $     17,256
  -------------------------------------------------------------------------

  Short-Term Obligations - 6.3%
  -------------------------------------------------------------------------
                                            Principal Amount
                                               (000 Omitted)
  -------------------------------------------------------------------------
   Federal Farm Credit Bank, due 12/31/96             $   12   $     11,948
   Federal Home Loan Bank, due 12/30/96                  287        285,796
   Federal Home Loan Mortgage Corp., due 12/13/96      3,700      3,693,550
   Federal National Mortgage Assn., due 12/09/96       1,550      1,548,205
   Student Loan Marketing Assn., due 12/02/96          1,470      1,469,767
  -------------------------------------------------------------------------
  Total Short-Term Obligations, at Amortized Cost              $  7,009,266
  -------------------------------------------------------------------------
  Total Investments (Identified Cost, $108,124,120)            $110,287,563

  Other Assets, Less Liabilities - 1.7%                           1,904,495
  -------------------------------------------------------------------------
  Net Assets - 100.0%                                          $112,192,058
  -------------------------------------------------------------------------

          See portfolio footnotes and notes to financial statements

  Portfolio Footnotes:
   * Non-income producing security.
   + Restricted security.
  ## SEC Rule 144A restriction.

  Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

  AUD = Australian Dollars          FRF = French Francs
  BEF = Belgian Francs              GBP = British Pounds
  CAD = Canadian Dollars            IEP = Irish Punts
  CHF = Swiss Francs                ITL = Italian Lire
  DEM = Deutsche Marks              JPY = Japanese Yen
  DKK = Danish Kroner               NLG = Netherlands Guilders
  ECU = European Currency Units     NOK = Norwegian Krones
  ESP = Spanish Pesetas             NZD = New Zealand Dollars
                                    SEK = Swedish Kronor

FINANCIAL STATEMENTS

Statements of Assets and Liabilities
-----------------------------------------------------------------------------------------------------
                                                            Emerging   International
                                                             Markets          Growth    International
November 30, 1996                                             Equity      and Income           Growth
-----------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost,
    $43,812,574, $28,663,906, and $108,124,120,
    respectively)                                       $45,253,765     $29,944,823     $110,287,563
  Cash                                                       57,587          10,255            3,023
  Foreign currency, at value (identified cost,
    $19,033, $13,627, and $87,983, respectively)             19,020          13,632           89,570
  Net receivable for forward foreign currency
    exchange contracts sold                                --               120,428        --
  Receivable for Fund shares sold                            19,295          41,978        2,077,271
  Receivable for investments sold                         1,479,155        --              --
  Interest and dividends receivable                          69,201         239,648          234,903
  Deferred organization expenses                             24,070          22,437           21,163
                                                        -----------     -----------     ------------
      Total assets                                      $46,922,093     $30,393,201     $112,713,493
                                                        -----------     -----------     ------------
Liabilities:
  Payable for Fund shares reacquired                    $    31,933     $     2,910     $    256,288
  Payable for investments purchased                       1,437,508        --                 98,295
  Written options outstanding at value (premiums
    received, $16,733)                                     --                29,449        --
  Net payable for forward foreign currency exchange
    contracts purchased                                    --                84,471        --
  Net payable for forward foreign currency exchange
    contracts                                              --                21,310        --

  Payable to affiliates -
    Management fee                                            4,691           2,428            8,885
    Shareholder servicing agent fee                             696        --                  1,701
    Distribution fee                                          1,877          16,201            4,637
  Accrued expenses and other liabilities                     49,419          60,756          151,629
                                                        -----------     -----------     ------------
      Total liabilities                                 $ 1,526,124     $   217,525     $    521,435
                                                        -----------     -----------     ------------
Net assets                                              $45,395,969     $30,175,676     $112,192,058
                                                        ===========     ===========     ============
Net assets consist of:
  Paid-in capital                                       $45,058,172     $28,760,201     $109,780,489
  Unrealized appreciation on investments and
    translation of assets and liabilities in foreign
    currencies                                            1,431,841       1,281,410        2,165,638
  Accumulated undistributed net realized gain (loss)
    on investments and foreign currency transactions       (809,660)         (7,742)         641,249
  Accumulated undistributed net investment
    income (loss)                                          (284,384)        141,807         (395,318)
                                                        -----------     -----------     ------------
      Total                                             $45,395,969     $30,175,676     $112,192,058
                                                        ===========     ===========     ============
Shares of beneficial interest outstanding                2,857,562       1,863,902        6,970,410
                                                         =========       =========        =========
Class A shares:
  Net asset value per share
    (net assets of $21,912,434, $14,146,323, and
    $52,212,432 / 1,375,404, 871,547, and 3,233,786
    shares of beneficial interest outstanding,
    respectively)                                          $15.93          $16.23          $16.15
                                                           ======          ======          ======
  Offering price per share (100 / 95.25 of net asset
    value per share)                                       $16.73          $17.04          $16.96
                                                           ======          ======          ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $22,960,877, $15,968,463, and
    $58,892,953 / 1,449,186, 988,594, and 3,669,063
    shares of beneficial interest outstanding,
    respectively)                                          $15.84          $16.15          $16.05
                                                           ======          ======          ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $522,658, $60,890, and
    $1,086,673 / 32,972, 3,761, and 67,561
    shares of beneficial interest outstanding,
    respectively)                                          $15.85          $16.19          $16.08
                                                           ======          ======          ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B and Class C shares.

See notes to financial statements

Statements of Operations
---------------------------------------------------------------------------------------------------
                                                            Emerging  International
                                                             Markets         Growth   International
Six Months Ended November 30, 1996                            Equity     and Income          Growth
---------------------------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                            $    65,961     $  244,916     $   218,247
    Dividends                                               314,970        195,401         862,166
    Foreign taxes withheld                                  (30,126)       (25,938)       (108,546)
                                                        -----------     ----------     -----------
      Total investment income                           $   350,805     $  414,379     $   971,867
                                                        -----------     ----------     -----------
  Expenses -
    Management fee                                      $   274,171     $  135,372     $   490,508
    Trustees' compensation                                    3,592          3,592           3,592
    Shareholder servicing agent fee (Class A)                16,107          9,714          35,847
    Shareholder servicing agent fee (Class B)                24,415         16,269          57,556
    Shareholder servicing agent fee (Class C)                   147             18             373
    Distribution and service fee (Class A)                   53,691         32,382         119,490
    Distribution and service fee (Class B)                  110,978         73,956         261,620
    Distribution and service fee (Class C)                      978            122           2,484
    Custodian fee                                            33,311         19,262          54,248
    Registration fees                                        43,294         48,305        --
    Printing                                                 21,765         12,476          33,882
    Postage                                                  14,112          4,087           9,939
    Auditing fees                                            17,675         18,625          19,975
    Legal fees                                                6,903          5,698           8,031
    Amortization of organization expenses                     2,606          2,606           2,606
    Miscellaneous                                            16,815         14,823          50,011
                                                        -----------     ----------     -----------
      Total expenses                                    $   640,560     $  397,307     $ 1,150,162
    Fees paid indirectly                                     (1,350)        (1,046)         (3,205)
    Reduction of expenses by investment adviser             (27,121)      --              --
                                                        -----------     ----------     -----------
      Net expenses                                      $   612,089     $  396,261     $ 1,146,957
                                                        -----------     ----------     -----------
        Net investment income (loss)                    $  (261,284)    $   18,118     $  (175,090)
                                                        -----------     ----------     -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                             $(1,319,172)    $  162,624     $   252,799
    Written option transactions                            --               28,842        --
    Foreign currency transactions                           (17,299)      (224,132)       (155,619)
                                                        -----------     ----------     -----------
      Net realized gain (loss) on investments and
        foreign currency transactions                   $(1,336,471)    $  (32,666)    $    97,180
                                                        -----------     ----------     -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                         $   (17,733)    $  368,777     $(3,316,531)
    Written options                                        --              (35,115)       --
    Translation of assets and liabilities in foreign
      currencies                                             (6,508)       137,519          30,089
                                                        -----------     ----------     -----------
      Net unrealized gain (loss) on investments and
        foreign currency translation                    $   (24,241)    $  471,181     $(3,286,442)
                                                        -----------     ----------     -----------
        Net realized and unrealized gain (loss) on
          investments and foreign currency              $(1,360,712)    $  438,515     $(3,189,262)
                                                        -----------     ----------     -----------
          Increase (decrease) in net assets from
            operations                                  $(1,621,996)    $  456,633     $(3,364,352)
                                                        ===========     ==========     ===========

See notes to financial statements

Statements of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         International
                                                   Emerging Markets Equity           Growth and Income        International Growth
                                               --------------------------- --------------------------- ----------------------------
                                                  Six Months                  Six Months                  Six Months
                                                       Ended  Period Ended         Ended  Period Ended         Ended  Period Ended
                                                November 30,       May 31,  November 30,       May 31,  November 30,       May 31,
                                                        1996          1996*         1996          1996*         1996          1996*
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                  $   (261,284) $     13,002  $     18,118  $     81,065  $   (175,090) $     (4,270)
  Net realized gain (loss) on investments and
    foreign currency transactions                 (1,336,471)      502,931       (32,666)       87,073        97,180       334,764
  Net unrealized gain (loss) on investments and
    foreign currency translation                     (24,241)    1,456,082       471,181       810,229    (3,286,442)    5,452,080
                                                ------------  ------------  ------------  ------------  ------------  ------------
      Increase (decrease) in net assets from
        operations                              $ (1,621,996) $  1,972,015  $    456,633  $    978,367  $ (3,364,352) $  5,782,574
                                                ------------  ------------  ------------  ------------  ------------  ------------
Distributions declared to shareholders -
  From net investment income (Class A)          $    --       $     (8,868) $    --       $    (12,226) $    --       $     (6,653)
  From net investment income (Class B)               --            --            --             (7,299)      --            --
  In excess of net investment income (Class B)       --             (3,354)      --            --            --            --
                                                ------------  ------------  ------------  ------------  ------------  ------------
      Total distributions declared to
        shareholders                            $    --       $    (12,222) $    --       $    (19,525) $    --       $     (6,653)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Fund share (principal) transactions -
  Net proceeds from sale of shares              $ 20,983,256  $ 46,419,714  $  7,390,399  $ 27,711,754  $ 64,106,311  $ 84,291,229
  Net asset value of shares issued to
    shareholders in reinvestment of
    distributions                                    --             12,183       --             15,767       --              5,219
  Cost of shares reacquired                      (13,846,955)   (8,510,026)   (3,262,229)   (3,095,490)  (33,296,685)   (5,325,585)
                                                ------------  ------------  ------------  ------------  ------------  ------------
      Increase in net assets from Fund share
        transactions                            $  7,136,301  $ 37,921,871  $  4,128,170  $ 24,632,031  $ 30,809,626  $ 78,970,863
                                                ------------  ------------  ------------  ------------  ------------  ------------
        Total increase in net assets            $  5,514,305  $ 39,881,664  $  4,584,803  $ 25,590,873  $ 27,445,274  $ 84,746,784
Net assets:
  At beginning of period                          39,881,664       --         25,590,873       --         84,746,784       --
                                                ------------  ------------  ------------  ------------  ------------  ------------
  At end of period (including accumulated
    undistributed net investment income
    (loss) of $(284,384), $(23,100),
    $141,807, $123,689, $(395,318) and
    $(220,228), respectively)                   $ 45,395,969  $ 39,881,664  $ 30,175,676  $ 25,590,873  $112,192,058  $ 84,746,784
                                                ============  ============  ============  ============  ============  ============

*For the period from the commencement of investment operations, October 24, 1995 to May 31, 1996.

See notes to financial statements

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------------
                                                   Emerging Markets Equity Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                          Six Months Ended   Period Ended    Six Months Ended  Period Ended         Period Ended
                                         November 30, 1996   May 31, 1996*  November 30, 1996   May 31, 1996*  November 30, 1996**
-----------------------------------------------------------------------------------------------------------------------------------
                                                  Class A                             Class B                          Class C
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period               $16.52         $15.00              $16.47          $15.00           $16.77
                                                    ------         ------              ------          ------           ------
Income from investment operations# -
  Net investment income (loss)                      $(0.08)        $ 0.04              $(0.12)         $(0.02)          $(0.11)
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions    (0.51)          1.50               (0.51)           1.50            (0.81)
                                                    ------         ------              ------          ------           ------
      Total from investment operations              $(0.59)        $ 1.54              $(0.63)         $ 1.48           $(0.92)
                                                    ------         ------              ------          ------           ------
Less distributions declared to shareholders -
  From net investment income                        $ --           $(0.02)             $ --            $ --             $ --
  In excess of net investment income                  --             --                  --             (0.01)            --
                                                    ------         ------              ------          ------           ------
      Total distributions declared to shareholders  $ --           $(0.02)             $ --            $(0.01)          $ --
                                                    ------         ------              ------          ------           ------
Net asset value - end of period                     $15.93         $16.52              $15.84          $16.47           $15.85
                                                    ======         ======              ======          ======           ======
Total return(+)                                    (3.57)%++       10.24%++           (3.83)%++         9.85%++        (5.49)%++
Ratios (to average daily net assets)/Supplemental data(S):
  Expenses##                                         2.50%+         2.48%+              3.06%+          3.06%+           3.00%+
  Net investment income (loss)                     (0.91)%+         0.35%+            (1.48)%+        (0.19)%+         (1.46)%+
Portfolio turnover                                     28%            22%                 28%             22%              28%
Average commission rate###                         $0.0205        $0.0136             $0.0205         $0.0136          $0.0205
Net assets at end of period (000 omitted)          $21,912        $19,861             $22,961         $20,021          $   523

  *For the period from the commencement of investment operations, October 24, 1995 to May 31, 1996.
 **For the period from the commencement of offering of Class C shares, June 27, 1996 to November 30, 1996.
  +Annualized.
 ++Not annualized.
  #Per share data is based on average shares outstanding.
 ##The Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(+)Total returns for Class A shares do not include the applicable sales charge. If the sales charge had been included, the results would have been lower.
(S)The Adviser voluntarily agreed to maintain expenses of the Emerging Markets Equity Fund at not more than 2.50%, 3.07% and 3.00%
   of average daily net assets for Class A, Class B and Class C shares, respectively. To the extent actual expenses were over/under these limitations, the net investment income (loss) per share and the ratios would have been:
    Net investment income(loss)                     $(0.08)        $ 0.02              $(0.13)         $(0.08)          $(0.14)
    Ratios (to average net assets):
      Expenses                                       2.65%+         2.73%+              3.22%+          3.30%+           3.20%+
      Net investment income (loss)                 (1.03)%+         0.10%+            (1.60)%+        (0.44)%+         (1.59)%+

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
                                                   International Growth and Income Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                          Six Months Ended   Period Ended    Six Months Ended  Period Ended         Period Ended
                                         November 30, 1996   May 31, 1996*  November 30, 1996   May 31, 1996*  November 30, 1996**
-----------------------------------------------------------------------------------------------------------------------------------
                                                  Class A                             Class B                          Class C
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period               $15.98         $15.00              $15.94          $15.00           $16.02
                                                    ------         ------              ------          ------           ------
Income from investment operations# -
  Net investment income (loss)                      $ 0.03         $ 0.11              $(0.01)         $ 0.05           $(0.07)
  Net realized and unrealized gain on investments
    and foreign currency transactions                 0.22           0.90                0.22            0.90             0.24
                                                    ------         ------              ------          ------           ------
      Total from investment operations              $ 0.25         $ 1.01              $ 0.21          $ 0.95           $ 0.17
                                                    ------         ------              ------          ------           ------
Less distributions declared to shareholders from
  net investment income                             $ --           $(0.03)             $ --            $(0.01)          $ --
                                                    ------         ------              ------          ------           ------
Net asset value - end of period                     $16.23         $15.98              $16.15          $15.94           $16.19
                                                    ======         ======              ======          ======           ======
Total return(+)                                      1.56%++        6.71%++             1.32%++         6.37%++          1.06%++
Ratios (to average daily net assets)/Supplemental data:
  Expenses##                                         2.56%+         2.52%+              3.12%+          3.11%+           3.49%+
  Net investment income (loss)                       0.43%+         1.04%+            (0.13)%+          0.49%+         (0.94)%+
Portfolio turnover                                     32%            29%                 32%             29%              32%
Average commission rate###                         $0.0315        $0.0291             $0.0315         $0.0291          $0.0315
Net assets at end of period (000 omitted)          $14,146        $11,950             $15,968         $13,641          $    61

  *For the period from the commencement of investment operations, October 24, 1995 to May 31, 1996.
 **For the period from the commencement of offering of Class C shares, July 1, 1996 to November 30, 1996.
  +Annualized.
 ++Not annualized.
  #Per share data is based on average shares outstanding.
 ##The Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(+)Total returns for Class A shares do not include the applicable sales charge. If the sales charge had been included, the results would have been lower.

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
                                                   International Growth Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                          Six Months Ended   Period Ended    Six Months Ended  Period Ended         Period Ended
                                         November 30, 1996   May 31, 1996*  November 30, 1996   May 31, 1996*  November 30, 1996**
-----------------------------------------------------------------------------------------------------------------------------------
                                                  Class A                             Class B                          Class C
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period               $16.71         $15.00              $16.66          $15.00           $16.83
                                                    ------         ------              ------          ------           ------
Income from investment operations# -
  Net investment income (loss)                      $ --           $ 0.03              $(0.05)         $(0.03)          $(0.07)
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions    (0.56)          1.69               (0.56)           1.69            (0.68)
                                                    ------         ------              ------          ------           ------
      Total from investment operations              $(0.56)        $ 1.72              $(0.61)         $ 1.66           $(0.75)
                                                    ------         ------              ------          ------           ------
Less distributions declared to shareholders from
  net investment income                             $ --           $(0.01)             $ --            $ --             $ --
                                                    ------         ------              ------          ------           ------
Net asset value - end of period                     $16.15         $16.71              $16.05          $16.66           $16.08
                                                    ======         ======              ======          ======           ======
Total return(+)                                    (3.35)%++       11.43%++           (3.66)%++        11.07%++        (4.46)%++
Ratios (to average daily net assets)/Supplemental data:
  Expenses##                                         2.00%+         2.24%+              2.57%+          2.85%+           2.51%+
  Net investment income (loss)                     (0.04)%+         0.24%+            (0.63)%+        (0.31)%+         (0.82)%+
Portfolio turnover                                     15%            11%                 15%             11%              15%
Average commission rate###                         $0.0079        $0.0107             $0.0079         $0.0107          $0.0079
Net assets at end of period (000 omitted)          $52,212        $41,483             $58,893         $43,264          $ 1,087

  *For the period from the commencement of investment operations, October 24, 1995 to May 31, 1996.
 **For the period from the commencement of offering of Class C shares, July 1, 1996 to November 30, 1996.
  +Annualized.
 ++Not annualized.
  #Per share data is based on average shares outstanding.
 ##The Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(+)Total returns for Class A shares do not include the applicable sales charge. If the sales charge had been included, the results would have been lower.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS/Foreign & Colonial Emerging Markets Equity Fund (Emerging Market Equity), MFS/Foreign & Colonial International Growth and Income Fund (International Growth and Income), and MFS/Foreign & Colonial International Growth Fund (International Growth) (the Funds) are each a diversified series of MFS Series Trust X (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political and economic environment.

Investment Valuations -- Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Future contracts, options and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Funds' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Funds require that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Funds to obtain those securities in the event of a default under the repurchase agreement. The Funds monitor, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Funds under each such repurchase agreement.

Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses -- Costs incurred by the Funds in connection with their organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of operations of the Funds.

Written Options -- The Funds may write covered call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Funds. The Funds, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bear the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Funds' management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts -- The Funds may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Funds will enter into forward contracts for the hedging purposes as well as for non-hedging purposes. For hedging purposes, the Funds may enter into contracts to deliver or receive foreign currency they will receive from or require for their normal investment activities. They may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements.

For non-hedging purposes, the Funds may enter into contracts with the intent of changing the relative exposures of the Funds' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly -- The Funds' custodian bank calculates its fee based on the Funds' average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Funds. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions -- The Funds' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Funds file a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Funds' tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

Multiple Classes of Shares of Beneficial Interest -- The Funds offer Class A, Class B and Class C shares. The three classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of each Fund pro rata based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; difference in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser -- Each Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.975% of average daily net assets for the International Growth Fund and the International Growth and Income Fund, and 1.25% of average daily net assets for the Emerging Markets Equity Fund The advisory agreements permit the adviser to engage one or more sub-advisers and the adviser, MFS, has engaged Foreign & Colonial Management Ltd., an England and Wales Company, to assist in the performance of its services.

Under a temporary expense reimbursement agreement with MFS, MFS has voluntarily agreed to pay all of the Emerging Markets Equity Fund's operating expenses, exclusive of management, distribution and service fees. The Emerging Markets Equity Fund in turn will pay MFS an expense reimbursement fee not greater than 0.60% of average daily net assets for Class A, Class B, and Class C shares. To the extent that the expense reimbursement fee exceeds the Emerging Markets Equity Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At November 30, 1996, the aggregate unreimbursed expenses owed to MFS by the Emerging Markets Equity Fund amounted to $87,180.

The Funds pay no compensation directly to their Trustees who are officers of the investment adviser, or to officers of the Funds, all of whom receive remuneration for their services to the Funds from MFS. Certain of the officers and Trustees of the Funds are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Funds have an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $1,102, $1,102 and $1,102 for the Emerging Markets Equity Fund, International Growth and Income Fund and International Growth Fund, respectively, for the period ended November 30, 1996.

Distributor -- MFD, a wholly owned subsidiary of MFS, as distributor, received $16,360, $10,643, and $55,901 for the Emerging Markets Equity Fund, International Growth and Income Fund, and International Growth Fund, respectively, for the period ended November 30, 1996 as its portion of the sales charge on sales of Class A shares of each Fund.

The Trustees have adopted separate distribution plans for Class A, Class B and Class C shares of each Fund pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each Class A distribution plan provides that the Fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer who enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $7,431, $14,675, and $2,909 for the Emerging Markets Equity Fund, International Growth and Income Fund, and International Growth Fund, respectively, for the period ended November 30, 1996. Fees incurred under each Class A distribution plan during the period ended November 30, 1996 were 0.50% of average daily net assets attributable to Class A shares on an annualized basis.

Each Class B and Class C distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers who enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $248, $584, and $449 for Class B shares of the Emerging Markets Equity Fund, International Growth and Income Fund, and International Growth Fund, respectively, for the period ended November 30, 1996. MFD did not retain any of the service fee for accounts not attributable to a securities dealer for Class C shares for the period ended November 30, 1996. Fees incurred under each Class B and Class C distribution plan during the period ended November 30, 1996 were 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Purchases over $1 million into Class A shares and certain purchases into retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within 12 months of purchases made on or after April 1, 1996. MFD receives all contingent deferred sales charges. Contingent deferred sales charges for Class A shares imposed during the period ended November 30, 1996 were $0, $0 and $1,707 for the Emerging Markets Equity Fund, International Growth and Income Fund and International Growth Fund, respectively. Contingent deferred sales charges for Class B shares imposed during the period ended November 30, 1996 were $19,944, $42,898, and $11,251 for the Emerging Markets Equity Fund, International Growth and Income Fund, and International Growth Fund, respectively. Contingent deferred sales charges for Class C shares imposed during the period ended November 30, 1996 were $45, $19, and $170 for the Emerging Markets Equity Fund, International Growth and Income Fund, and International Growth Fund, respectively.

Shareholder Servicing Agent -- MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares of each Fund at an effective annual rate of up to 0.15%, up to 0.22% and up to 0.15% attributable to Class A, Class B, and Class C shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations aggregated $17,488,621 and $11,477,969, $12,748,874 and $8,016,500, and $40,343,599 and $13,462,343 for
the Emerging Markets Equity Fund, International Growth and Income Fund and International Growth Fund, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

                                         Emerging Markets            International Growth                   International
                                              Equity Fund                 and Income Fund                     Growth Fund
--------------------------------------------------------------------------------------------------------------------------
Aggregate cost                                $43,812,574                     $28,663,906                    $108,124,120
                                              ===========                     ===========                    ============
Gross unrealized appreciation                 $ 5,181,397                     $ 2,263,557                    $  9,591,969
Gross unrealized depreciation                  (3,740,206)                       (982,640)                     (7,428,526)
                                              -----------                     -----------                    ------------
  Net unrealized appreciation                 $ 1,441,191                     $ 1,280,917                    $  2,163,443
                                              ===========                     ===========                    ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares                           Emerging Markets            International Growth                   International
                                              Equity Fund                 and Income Fund                     Growth Fund
Six Months Ended                 ------------------------      --------------------------    ----------------------------
November 30, 1996                  Shares          Amount          Shares          Amount         Shares           Amount
-------------------------------------------------------------------------------------------------------------------------
Shares sold                       639,264     $10,324,186         199,224     $ 3,160,535      1,562,482      $25,470,525
Shares reacquired                (466,339)     (7,519,471)        (75,599)     (1,195,886)      (811,200)     (13,195,165)
                                  -------     -----------         -------     -----------      ---------      -----------
    Net increase                  172,925     $ 2,804,715         123,625     $ 1,964,649        751,282      $12,275,360
                                  =======     ===========         =======     ===========      =========      ===========

Period Ended May 31, 1996*         Shares          Amount          Shares          Amount         Shares           Amount
-------------------------------------------------------------------------------------------------------------------------
Shares sold                     1,490,414     $23,464,680         793,963     $12,142,184      2,712,981      $42,075,064
Shares issued to
  shareholders in
  reinvestment
  of distributions                    514           7,966             658          10,210            367            5,219
Shares reacquired                (288,449)     (4,694,661)        (46,699)       (723,607)      (230,844)      (3,729,818)
                                ---------     -----------         -------     -----------      ---------      -----------
    Net increase                1,202,479     $18,777,985         747,922     $11,428,787      2,482,504      $38,350,465
                                =========     ===========         =======     ===========      =========      ===========

*For the period from the commencement of investment operations, October 24, 1995 to May 31, 1996.

Class B Shares                           Emerging Markets            International Growth                   International
                                              Equity Fund                 and Income Fund                     Growth Fund
Six Months Ended                 ------------------------      --------------------------    ----------------------------
November 30, 1996                  Shares          Amount          Shares          Amount         Shares           Amount
-------------------------------------------------------------------------------------------------------------------------
Shares sold                       625,620     $10,113,556         263,882     $ 4,167,325      2,317,002      $37,507,004
Shares reacquired                (391,872)     (6,311,245)       (130,861)     (2,063,135)    (1,244,966)     (20,074,644)
                                  -------     -----------         -------     -----------      ---------      -----------
    Net increase                  233,748     $ 3,802,311         133,021     $ 2,104,190      1,072,036      $17,432,360
                                  =======     ===========         =======     ===========      =========      ===========

Period Ended May 31, 1996*         Shares          Amount          Shares          Amount         Shares           Amount
-------------------------------------------------------------------------------------------------------------------------
Shares sold                     1,451,675     $22,955,034       1,009,636     $15,569,570      2,695,977      $42,216,165
Shares issued to
  shareholders in
  reinvestment
  of distributions                    268           4,217             358           5,557       --              --
Shares reacquired                (236,505)     (3,815,365)       (154,421)     (2,371,883)       (98,950)      (1,595,767)
                                ---------     -----------       ---------     -----------      ---------      -----------
    Net increase                1,215,438     $19,143,886         855,573     $13,203,244      2,597,027      $40,620,398
                                =========     ===========       =========     ===========      =========      ===========

Class C Shares                           Emerging Markets            International Growth                   International
                                              Equity Fund                 and Income Fund                     Growth Fund
Six Months Ended                 ------------------------      --------------------------    ----------------------------
November 30, 1996                  Shares          Amount          Shares          Amount         Shares           Amount
-------------------------------------------------------------------------------------------------------------------------
Shares sold                        33,985     $   545,514           3,966      $   62,539         69,230      $ 1,128,782
Shares reacquired                  (1,013)        (16,239)           (205)         (3,208)        (1,669)         (26,876)
                                   ------     -----------           -----      ----------         ------      -----------
    Net increase                   32,972     $   529,275           3,761      $   59,331         67,561      $ 1,101,906
                                   ======     ===========           =====      ==========         ======      ===========

 *For the period from the commencement of investment operations, October 24, 1995 to May 31, 1996.
**For the period from the commencement of offering of Class C shares, June 27, 1996 to November 30, 1996 for the Emerging
  Markets Equity Fund. For the period from the commencement of offering of Class C shares, July 1, 1996 to November 30,
  1996 for the International Growth and Income Fund and the International Growth Fund.

(6) Line of Credit
The Funds entered into agreements which enable them to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fees allocated to the Funds for the period ended November 30, 1996 were $250, $83 and $565 for the Emerging Markets Equity Fund, International Growth and Income Fund and International Growth Fund, respectively.

(7) Financial Instruments
The Funds trade financial instruments with off-balance sheet risk in the normal course of their investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options and forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions
International Growth and Income Fund
                                                        1996 Calls                         1996 Puts
                                                        ---------------------------------- -----------------------------------
                                                            Principal Amounts                  Principal Amounts
                                                                 of Contracts                       of Contracts
                                                                (000 Omitted)     Premiums         (000 Omitted)      Premiums
------------------------------------------------------------------------------------------------------------------------------
OUTSTANDING, BEGINNING OF PERIOD -
  Canadian Dollars                                                       --        $  --                   1,457       $ 3,828
  Deutsche Marks                                                        1,499        6,983                  --            --
  Deutsche Marks/British Pounds                                         1,386        4,209                  --            --
  Italian Lire/Deutsche Marks                                       2,817,989       20,484                  --            --
  Japanese Yen                                                           --           --                 122,808         7,290
  Spanish Pesetas/Deutsche Marks                                         --           --                  63,527         1,575
Options written -
  Deutsche Marks                                                        1,325        6,313                   517         1,418
  Deutsche Marks/British Pounds                                         1,820        7,202                   728         9,382
  Japanese Yen                                                         37,740        3,054                  --            --
  Swiss Francs/Deutsche Marks                                             477        1,447                   285         3,208
Options terminated in closing transactions -
  Deutsche Marks                                                       (2,824)     (13,296)                 (517)       (1,418)
  Deutsche Marks/British Pounds                                        (1,386)      (4,209)                 --            --
  Italian Lire/Deutsche Marks                                      (2,817,989)     (20,484)                 --            --
  Japanese Yen                                                        (37,740)      (3,054)                 --            --
Options expired -
  Canadian Dollars                                                       --           --                  (1,457)       (3,828)
  Deutsche Marks/British Pounds                                        (1,116)      (4,506)                 --            --
  Japanese Yen                                                           --           --                (122,808)       (7,290)
  Spanish Pesetas/Deutsche Marks                                         --           --                 (63,527)       (1,575)
                                                                     --------      -------               -------       -------
OUTSTANDING, END OF PERIOD                                              1,181      $ 4,143                 1,013       $12,590
                                                                     ========      =======               =======       =======
OPTIONS OUTSTANDING AT END OF PERIOD CONSIST OF:
  Deutsche Marks/British Pounds                                           704        2,696                   728         9,382
  Swiss Francs/Deutsche Marks                                             477        1,447                   285         3,208
                                                                     --------      -------               -------       -------
OUTSTANDING, END OF PERIOD                                              1,181      $ 4,143                 1,013       $12,590
                                                                     ========      =======               =======       =======

At November 30, 1996, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

Forward Foreign Currency Exchange Contracts
International Growth and Income Fund
                                                                                                                     Net Unrealized
                                                                     Contracts to                        Contracts     Appreciation
                                            Settlement Date       Deliver/Receive    In Exchange for      at Value   (Depreciation)
-----------------------------------------------------------------------------------------------------------------------------------
Sales                                 2/24/97                 BEF      12,663,211        $   416,609   $   401,373        $ 15,236
                                      2/20/97                 CAD       1,099,324            826,084       819,433           6,651
                                      2/07/97                 CHF         329,857            270,772       254,340          16,432
                                     12/12/96 - 4/28/97       DEM       7,604,397          5,047,113     4,961,120          85,993
                                      2/03/97                 DKK         953,751            167,202       162,490           4,712
                                      5/09/97                 ECU         208,255            265,140       262,705           2,435
                                      2/07/97                 FRF       2,789,243            542,695       535,624           7,071
                                      2/24/97                 GBP         390,374            638,797       654,979         (16,182)
                                      2/24/97                 IEP         275,484            441,817       462,431         (20,614)
                                     12/12/96                 ITL   1,488,580,281            980,170       982,463          (2,293)
                                      1/29/97 - 2/28/97       JPY      61,681,490            562,371       547,480          14,891
                                      2/03/97                 NLG         188,968            115,407       109,935           5,472
                                     12/13/96                 NZD         296,742            205,155       210,809          (5,654)
                                     12/03/97 - 2/07/97       SEK       2,585,078            391,621       385,343           6,278
                                                                                         -----------   -----------        --------
                                                                                         $10,870,953   $10,750,525        $120,428
                                                                                         ===========   ===========        ========
Purchases                             2/20/97                 AUD         138,730        $   109,319   $   112,851        $  3,532
                                      2/24/97                 BEF       4,266,286            136,740       135,224          (1,516)
                                      2/20/97                 CAD         723,549            541,351       539,331          (2,020)
                                      2/07/97                 CHF         446,555            356,748       344,321         (12,427)
                                     12/12/96 - 2/07/97       DEM       7,790,649          5,159,102     5,072,556         (86,546)
                                     12/12/96 - 4/21/97       ESP      72,102,814            562,205       554,691          (7,514)
                                      2/07/97                 FRF       2,607,423            516,322       500,709         (15,613)
                                     12/13/96 - 2/24/97       GBP         510,557            843,688       856,855          13,167
                                      2/24/97                 IEP         159,288            262,331       267,383           5,052
                                      2/07/97 - 4/28/97       ITL   1,561,660,681            990,091     1,025,275          35,184
                                      1/21/97 - 2/28/97       JPY      65,644,946            592,289       581,189         (11,100)
                                      2/03/97                 NLG         199,633            117,271       116,140          (1,131)
                                      5/09/97                 NOK       1,680,882            265,140       263,317          (1,823)
                                     12/13/96                 NZD         298,452            206,757       212,024           5,267
                                      2/03/97                 SEK       2,546,501            386,554       379,571          (6,983)
                                                                                         -----------   -----------        --------
                                                                                         $11,045,908   $10,961,437        $(84,471)
                                                                                         ===========   ===========        ========

Forward foreign currency purchases and sales under master netting arrangements and closed forward foreign currency exchange contracts excluded above amounted to a net payable of $21,310 at November 30, 1996.

At November 30, 1996, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Security
The Funds may invest not more than 15% of their net assets in securities which are subject to legal or contractual restrictions on resale. At November 30, 1996, the International Growth Fund owned the following restricted security (constituting 0.35% of net assets for the International Growth Fund) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such security be registered. The value of this security is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.

International Growth Fund

                                  Date of
Description                   Acquisition      Shares        Cost        Value
------------------------------------------------------------------------------
Korea International Trust        11/08/95          10    $586,626     $395,000
                                                                      ========

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust X and Shareholders of MFS/Foreign & Colonial International Funds:

We have audited the accompanying statements of assets and liabilities of MFS/Foreign & Colonial Emerging Markets Equity Fund, MFS/Foreign & Colonial International Growth and Income Fund, and MFS/ Foreign & Colonial International Growth Fund, (the Funds) (three of the portfolios constituting MFS Series Trust
X) including the schedules of portfolio investments, as of November 30, 1996, the related statements of operations for the six month period then ended, and the statements of changes in net assets and financial highlights for the six month period then ended and for the period from October 24, 1995 (commencement of operations) to May 31, 1996. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of November 30, 1996 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS/Foreign & Colonial Emerging Markets Equity Fund, MFS/Foreign & Colonial International Growth and Income Fund, and MFS/ Foreign & Colonial International Growth Fund at November 30, 1996, the results of their operations for the six month period then ended and the changes in their net assets and financial highlights for the six month period then ended and for the period from October 24, 1995 (commencement of operations) to May 31, 1996, in conformity with generally accepted accounting principles.

                                                        /s/ ERNST & YOUNG LLP

Boston, Massachusetts
January 8, 1997


                      ------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS/FOREIGN & COLONIAL INTERNATIONAL FUNDS

TRUSTEES                                                          CUSTODIAN
A. Keith Brodkin* - Chairman and President                        State Street Bank and Trust Company

Richard B. Bailey* - Private Investor;                            AUDITORS
Former Chairman and Director (until 1991),                        Ernst & Young LLP
Massachusetts Financial Services Company;
Director, Cambridge Bancorp; Director,                            INVESTOR INFORMATION
Cambridge Trust Company                                           For MFS stock and bond market outlooks, call toll free:
                                                                  1-800-637-4458 anytime from a touch-tone telephone.
Peter G. Harwood - Private Investor
                                                                  For information on MFS mutual funds, call your financial
J. Atwood Ives  - Chairman and Chief Executive Officer,           adviser or, for an information kit, call toll free:
Eastern Enterprises                                               1-800-637-2929 any business day from 9 a.m. to 5 p.m.
                                                                  Eastern time (or leave a message anytime).
Lawrence T. Perera - Partner, Hemenway & Barnes
                                                                  INVESTOR SERVICE
William J. Poorvu - Adjunct Professor, Harvard University         MFS Service Center, Inc.
Graduate School of Business Administration                        P.O. Box 2281
                                                                  Boston, MA 02107-9906
Charles W. Schmidt - Private Investor
                                                                  For general information, call toll free: 1-800-225-2606 any
Arnold D. Scott* - Senior Executive Vice President, Director      business day from 8 a.m. to 8 p.m. Eastern time.
and Secretary, Massachusetts Financial Services Company
                                                                  For service to speech- or hearing-impaired, call toll free:
Jeffrey L. Shames* - President and Director,                      1-800-637-6576 any business day from 9 a.m. to 5 p.m.
Massachusetts Financial Services Company                          Eastern time. (To use this service, your phone must be
                                                                  equipped with a Telecommunications Device for the Deaf.)
Elaine R. Smith - Independent Consultant
                                                                  For share prices, account balances and exchanges, call toll
David B. Stone - Chairman, North American Management              free: 1-800-MFS-TALK (1-800-637-8255) anytime from a touch-
Corp. (investment advisers)                                       tone telephone.

INVESTMENT ADVISER                                                WORLD WIDE WEB
Massachusetts Financial Services Company                          www.mfs.com
500 Boylston Street
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO MANAGERS*
Arnab K. Banerji
Richard O. Hawkins
Atul Patel
June Scott
Tony Thomson
Ian K. Wright                                                      [DALBAR       For the third year in a row,
                                                                    LOGO]         MFS earned a #1 ranking in
TREASURER                                                         TOP RATED      DALBAR, Inc. Broker/Dealer
W. Thomas London*                                                  SERVICE      Survey, Main Office Operations
                                                                               Service Quality Category. The
ASSISTANT TREASURER                                               firm achieved a 3.48 overall score on a
James O. Yost*                                                    scale of 1 to 4 in the 1996 survey. A total
                                                                  of 110 firms responded, offering input on the
SECRETARY                                                         quality of service they received from 29
Stephen E. Cavan*                                                 mutual fund companies nationwide. The survey
                                                                  contained questions about service quality in
ASSISTANT SECRETARY                                               15 categories, including "knowledge of phone
James R. Bordewick, Jr.*                                          service contacts," "accuracy of transaction
                                                                  processing," and "overall ease of doing
*Affiliated with the Investment Adviser                           business with the firm."

                                                                -------------
MFS(R)/                        [DALBAR LOGO: #1                 BULK RATE
FOREIGN &                       TOP RATED SERVICE]              U.S. POSTAGE
COLONIAL                                                        PAID
INTERNATIONAL                                                   PERMIT #55638
FUNDS                                                           BOSTON, MA
                                                                -------------


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Boston, MA 02116


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